CANOPY, LLC


                       LIMITED LIABILITY COMPANY AGREEMENT



                            Dated as of July 1, 2000


                                     between


                             PRIMESOURCE CORPORATION

                                       and


                              XEIKON AMERICA, INC.





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                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I           DEFINITIONS; INTERPRETATION...............................1

         1.1      Definitions.................................................1
                  -----------
         1.2      Interpretation..............................................1
                  --------------

ARTICLE II          ORGANIZATION..............................................2

         2.1      Formation...................................................2
                  ---------
         2.2      Name........................................................2
                  ----
         2.3      Limited Purpose.............................................2
                  ---------------
         2.4      Duration....................................................2
                  --------
         2.5      Registered Office and Agent; Principal Office...............2
                  ---------------------------------------------
         2.6      Qualification in Other Jurisdictions........................3
                  ------------------------------------
         2.7      Partnership.................................................3
                  -----------
         2.8      No Implied Duties...........................................3
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ARTICLE III         MEMBERS...................................................3

         3.1      Initial Members.............................................3
                  ---------------
         3.2      Admission of Additional Members.............................3
                  -------------------------------
         3.3      Authority; Liability to Third Parties.......................4
                  -------------------------------------

ARTICLE IV          CAPITAL CONTRIBUTIONS; INITIAL MEMBERSHIP INTERESTS AND
                    TRANSFER OF MEMBERSHIP INTEREST; CAPITAL ACCOUNTS.........4

         4.1      Initial Capital Contributions...............................4
                  -----------------------------
         4.2      Initial Percentage Interests................................5
                  ----------------------------
         4.3      Additional Capital Contributions............................5
                  --------------------------------
         4.4      Failure of Member to Contribute Additional Capital
                  Contributions...............................................6
                  --------------------------------------------------
         4.5      Capital Accounts............................................6
                  ----------------
         4.6      Return of Capital Contributions.............................7
                  -------------------------------
         4.7      Interest....................................................7
                  --------
         4.8      Loans From Members..........................................7
                  ------------------

ARTICLE V           ALLOCATIONS AND DISTRIBUTIONS.............................7

         5.1      Allocations of Profit and Loss..............................7
                  ------------------------------
         5.2      Distributions of Distributable Funds........................8
                  ------------------------------------
         5.3      Member Minimum Gain.........................................9
                  -------------------
         5.4      Minimum Gain Chargeback.....................................9
                  -----------------------
         5.5      Qualified Income Offset.....................................9
                  -----------------------
         5.6      Limitations on Loss Allocation..............................9
                  ------------------------------
         5.7      Book/Tax Disparities; Section 754 Elections; Etc............9
                  -------------------------------------------------
         5.8      Allocation of Member Nonrecourse Deductions................10
                  -------------------------------------------
         5.9      Allocation of Nonrecourse Deductions.......................10
                  ------------------------------------
         5.10     Curative Allocations.......................................10

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                  --------------------
         5.11     Interest in the Company Profits............................10
                  -------------------------------
         5.12     Distributions in Kind......................................10
                  ---------------------
         5.13     Allocations and Distributions to Transferred Interests.....11
                  ------------------------------------------------------
         5.14     Special Allocations........................................11
                  -------------------

ARTICLE VI          DIRECT AND INDIRECT TRANSFER RESTRICTIONS AND RIGHTS OF
                    FIRST OFFER..............................................11

         6.1      Restrictions on Direct and Indirect Transfer of Membership
                  Interests..................................................11
         6.2      Rights of First Refusal....................................12
                  -----------------------
         6.3      Exceptions.................................................13
         6.4      Admission of Transferee as Member..........................13
                  ---------------------------------
         6.5      Resignation of a Member....................................14
                  -----------------------

ARTICLE VII         MEETINGS OF MEMBERS......................................14

         7.1      Place of Meetings..........................................14
                  -----------------
         7.2      Meetings...................................................14
                  --------
         7.3      Notice.....................................................14
                  ------
         7.4      Waiver of Notice...........................................14
                  ----------------
         7.5      Voting.....................................................15
                  ------
         7.6      Action by Written Consent..................................15
                  -------------------------
         7.7      Proxies....................................................15
                  -------
         7.8      Conference Telephone Meetings..............................15
                  -----------------------------

ARTICLE VIII        MANAGEMENT OF THE COMPANY................................16

         8.1      Management of the Company and the Business.................16
                  ------------------------------------------
         8.2      Board of Directors; Number and Election of Directors;
                  Additional Committees......................................16
                  -----------------------------------------------------
         8.3      General Powers of Board of Directors.......................16
                  ------------------------------------
         8.4      Limitations on Powers of Board of Directors................16
                  -------------------------------------------
         8.5      Place of Meetings..........................................18
                  ----------------
         8.6      Regular Meetings...........................................18
                  ----------------
         8.7      Special Meetings...........................................18
                  ----------------
         8.8      Conference Telephone Meetings..............................18
                  -----------------------------
         8.9      Quorum of and Action by Board of Directors.................19
                  ------------------------------------------
         8.10     Compensation...............................................19
                  ------------
         8.11     Resignation and Removal....................................19
                  -----------------------
         8.12     Vacancies..................................................19
                  ---------
         8.13     Action by Written Consent..................................19
                  -------------------------
         8.14     Standard of Care; Liability................................19
                  ---------------------------
         8.15     Company Minutes............................................19
                  ---------------

ARTICLE IX          OFFICERS; TRANSACTIONS BETWEEN  MEMBERS AND THE COMPANY..20

         9.1      Appointment of Officers....................................20
                  -----------------------
         9.2      Resignation; Removal; Vacancies............................20
                  -------------------------------
         9.3      Delegation of Authority....................................20
                  -----------------------
         9.4      Authority and Duties.......................................22
                  --------------------

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         9.5      Limits on Power of Officers, Employees and Agents
                  of the Company.............................................22
                  --------------------------------------------------
         9.6      Litigation and Claims Involving Members; Determinations
                  Regarding Ancillary Agreements.............................24
                  ------------------------------------------------------
         9.7      Transactions with Affiliates...............................25
                  ----------------------------
         9.8      Outside Businesses.........................................25
                  ------------------
         9.9      Ancillary Agreements.......................................26
                  --------------------

ARTICLE X           FISCAL MATTERS; BOOKS AND RECORDS; OWNERSHIP OF
                    COMPANY PROPERTY; CONFIDENTIALITY PROVISIONS.............26

         10.1     Company Bank Accounts; Investments.........................26
                  ----------------------------------
         10.2     Records Required by Act; Right of Inspection...............26
                  --------------------------------------------
         10.3     Company Books and Records..................................27
                  -------------------------
         10.4     Access to Information......................................27
                  ---------------------
         10.5     Fiscal Year................................................28
                  -----------
         10.6     Tax Elections..............................................28
                  -------------
         10.7     Preparation of Tax Returns.................................29
                  --------------------------
         10.8     Tax Matters Partner........................................29
                  -------------------
         10.9     Ownership and Title; No Partition..........................30
                  ---------------------------------
         10.10    Confidentiality Provisions.................................30
                  --------------------------

ARTICLE XI          DISSOLUTION AND WINDING UP...............................34

         11.1     Events Causing Dissolution.................................34
                  -------------------------
         11.2     Winding Up.................................................34
                  ----------
         11.3     Compensation of Liquidator.................................35
                  --------------------------
         11.4     Distribution of Company Property and
                  Proceeds of Sale Thereof...................................35
                  ------------------------------------
         11.5     Final Audit................................................36
                  -----------
         11.6     Deficit Capital Accounts...................................36
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ARTICLE XII         DISPUTE RESOLUTION.......................................36

         12.1     Hierarchy of Dispute Resolution Procedures.................36
                  ------------------------------------------
         12.2     Arbitration................................................37
                  -----------
         12.3     Judicial Procedure.........................................39
                  ------------------
         12.4     Obligation to Continue Performance Pending
                  Resolution of a Dispute....................................39
                  -------------------------------------------
         12.5     No Conflict................................................39
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ARTICLE XIII        INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                    AND AGENTS; INSURANCE....................................39

         13.1     Right to Indemnification...................................39
                  ------------------------
         13.2     Right to Advancement of Expenses...........................40
                  --------------------------------
         13.3     Non-Exclusivity of Rights..................................40
                  -------------------------
         13.4     Insurance..................................................40
                  ---------
         13.5     Indemnification of Employees and Agents of the Company.....40
                  ------------------------------------------------------

ARTICLE XIV         MISCELLANEOUS PROVISIONS.................................40
         14.1     Counterparts...............................................40
                  ------------
         14.2     Entire Agreement...........................................40
                  ----------------
         14.3     Partial Invalidity.........................................41
                  ------------------

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         14.4     Amendment..................................................41
                  ---------
         14.5     Investment Representations.................................41
                  --------------------------
         14.6     Binding Effect.............................................42
                  --------------
         14.7     No Third Party Beneficiaries...............................42
                  ----------------------------
         14.8     Governing Law..............................................42
                  -------------
         14.9     Waiver.....................................................42
                  ------
         14.10    Notices....................................................42
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Exhibits
Exhibit A:          Definitions
Exhibit B:          Value Adding Distributor Agreement
Exhibit C:          Payroll Services Agreement with Xeikon
Exhibit D:          Administrative Services Agreement with PrimeSource
Exhibit E:          Employee Transition Agreement with AGFA

Schedules
Schedule I: Members, Initial Capital Contributions, Units and Initial Percentage Interests

                                   Canopy, LLC
                     (a Delaware Limited Liability Company)

                       LIMITED LIABILITY COMPANY AGREEMENT

          LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement" or "Operating Agreement") made and entered into as of July 1, 2000 (the "Effective Date") by and among PrimeSource Corporation, a Pennsylvania corporation ("PS"), Xeikon America, Inc., a Delaware corporation ("Xeikon"), and any other Person who shall hereafter execute this Agreement as a Member of Canopy, LLC (the "Company") (PS, Xeikon and any such other Person being herein referred to individually as a "Member" and collectively as the "Members").

                                   BACKGROUND

         WHEREAS, there has heretofore been filed a Certificate of Formation with the Secretary of State of the State of Delaware to organize the Company under and pursuant to the Act;

         WHEREAS, upon the terms and subject to the conditions set forth herein, each of PS and Xeikon will make its Initial Capital Contribution and acquire certain Membership Interests in the Company; and

         WHEREAS, in accordance with the Act, each of the Company and the Members desire to enter into this Agreement to set forth the respective rights, powers and interests of the Members with respect to the Company and their respective Membership Interests therein, and to provide for the management of the business and operations of the Company;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      TERMS

                                    ARTICLE I
                           DEFINITIONS; INTERPRETATION

         1.1 ______ Definitions. In this Agreement, unless otherwise specifically stated, the capitalized terms used herein shall have the respective meanings specified or referred to in Exhibit A to this Agreement, which is incorporated by reference herein. Each agreement referred to in such Exhibit A shall mean such Agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and hereof.

         1.2 ______ Interpretation. Each definition used in this Agreement includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. Reference to any Requirements of Law means such Requirements of Law as amended as of the time of determination. The headings to the Articles and Sections are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, reference to Articles, Sections, Exhibits and Schedules means the Articles, Sections, Exhibits and Schedules of this Agreement. The Exhibits and Schedules referred to throughout this Agreement are hereby incorporated by reference into, and shall be deemed a part of, this Agreement, provided that no Exhibit that consists of a form of agreement or instrument shall be deemed to become effective until executed and delivered by the applicable parties. Unless the context clearly indicates otherwise, the word "including" when used in this Agreement means "including but not limited to," the word "include" means "include, without limitation," and the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. This Agreement shall not be construed or interpreted against any Person who might be deemed to have drafted it (directly or through its counsel).

                                   ARTICLE II
                                  ORGANIZATION

         2.1 ______ Formation. The Company has been organized as a Delaware limited liability company under and pursuant to the Act by the filing of a Certificate of Formation with the Office of the Secretary of State of Delaware as required by the Act. The parties hereto agree that the rights, duties and liabilities of the Members and any additional or substitute Member admitted in accordance with the terms hereof shall be as provided in the Act, except as otherwise provided herein.

         2.2 ______ Name. The name of the Company is Canopy, LLC. To the extent permitted by the Act, the Company may conduct its business under one or more assumed names deemed advisable by the Managing Board.

         2.3 ______ Limited Purpose. The purpose of the Company is to engage in the servicing, sale and support of digital printers in the Territory and to engage in any activity and/or business related thereto for which limited liability companies may be formed under the Act (including the performance of the Ancillary Agreements). Subject to the limitations set forth in this Agreement, the Company shall have all necessary powers, including those granted by the Act, to effect any of the purposes for which it is formed, as set forth in the previous sentence.

         2.4 ______ Duration. The Company shall continue in existence until midnight June 30, 2008 or until the Company shall be sooner dissolved and its affairs wound up in accordance with the Act or this Agreement.

         2.5      Registered Office and Agent; Principal Office.

         (a) ______ The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the initial registered office named in the Certificate of Formation or such other office (which need not be a place of business of the Company) as the Managing Board may designate from time to time in the manner provided by the Act.

         (b) ______ The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation or such other Person or Persons as the Managing Board may designate in the manner provided by the Act.

         (c) ______ The principal office of the Company shall be at 355 Treck Drive, Seattle, Washington 98188 or at such other place as the Managing Board may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records there for inspection as required by the Act. The Company may have such other offices as the Managing Board may designate from time to time.

         2.6 Qualification in Other Jurisdictions. The Managing Board shall have authority to cause the Company to do business in jurisdictions other than the State of Delaware.

         2.7 ______ Partnership. It is the intent of the Members that the Company shall be operated in a manner consistent with its treatment as a "partnership" for federal and state income tax purposes, and no Member shall take any action inconsistent with such intent. In this regard, the Members shall make a good faith effort to exercise all measures reasonably necessary to ensure that the Company is characterized as a partnership for federal and state income tax purposes, either by means of an affirmative election, or as a result of the applicable default provisions pursuant to the regulations under Sections 301.7701-1, -2 and -3 of the Treasury Regulations relating to entity classifications (the "check-the-box" ___ regulations). No provisions of this Agreement (including the provisions of Article VIII) shall be deemed or construed to constitute the Company a partnership (including a limited partnership) or joint venture, or any Member or Director or Affiliate of a Member or Director a partner or joint venturer of or with any other Member or Director or Affiliate of a Member or Director, for any purposes other than federal and state income tax purposes.

         2.8 ______ No Implied Duties. Except as specifically set forth in this Agreement, any Member may take any vote pursuant to the terms of this Agreement, or refrain from voting for or against any action of the Company, in its sole and absolute discretion, considering such factors as it desires, including its own interest and the interest of or factors affecting the Company.

                                   ARTICLE III
                                     MEMBERS

         3.1      Initial  Members.   The  initial  Members  of  the  Company
are  PS  and  Xeikon  (the  "Initial Members").

         3.2      Admission of Additional Members.

         Additional Members of the Company may only be added if the proposed additional Member is either (x) a transferee of an existing Member (a "Transferee Member") and the admission of such Transferee Member was either expressly permitted by the provisions of Sections 6.1(a) or 6.3, or (y) a new Member making a Capital Contribution to the Company in connection with its admission to the Company (an "Additional Equity Member") whose admission was unanimously approved by all Directors prior to admission; provided, that such proposed additional Member, in the form of either a Transferee Member or an Additional Equity Member, shall, as a condition precedent to its admission, have executed a counterpart of, or an agreement adopting, this Agreement and such Ancillary Agreements or other related agreements as may be reasonably specified by the Company in a form reasonably satisfactory to the Company.

         3.3 ______ Authority; ___ Liability ___ to Third ___ Parties. ___ Except as ___ otherwise ___ provided ___ herein, ___ and notwithstanding Section 18-402 of the Act, no Member has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any liability or make any expenditures on behalf of the Company. Unless otherwise agreed to by a Member in accordance with the provisions of Section 18-303(b) of the Act, no Member shall be liable for the debts, obligations or liabilities of the Company, including under a judgment, decree or order of a court.



                                   ARTICLE IV
               CAPITAL CONTRIBUTIONS; INITIAL MEMBERSHIP INTERESTS
              AND TRANSFER OF MEMBERSHIP INTEREST; CAPITAL ACCOUNTS

         4.1      Initial Capital Contributions.

         (a) ______ Xeikon shall be obligated to contribute to the initial capital of the Company the property set forth as Xeikon's Initial Capital Contribution on Schedule I. Such Initial Capital Contribution shall be in the form of cash and Contributed Property, as specified on Schedule I, which Initial Capital Contribution shall be made on July 1, 2000, or within fifteen business days thereafter. The Agreed Value of any Contributed Property to be contributed by Xeikon as its Initial Capital Contribution is set forth on Schedule I.

         (b) ______ PS shall be obligated to contribute to the initial capital of the Company as PS's Initial Capital Contribution the cash and Contributed Property as specified on Schedule I, $1,000 of which Initial Capital Contribution shall be made on July 1, 2000, as set forth on Schedule I, and the remainder of which shall be made on or before September 30, 2000. The Agreed Value of any Contributed Property to be contributed by PS as its Initial Capital Contribution is set forth on Schedule I.

         4.2      Initial Percentage Interests.

         (a) ______ Upon making the full Initial Capital Contribution described in Section 4.1(a), Xeikon shall receive the Units and Percentage Interest set forth opposite Xeikon's name on Schedule I.

         (b) ______ Upon making any portion of the Initial Capital Contribution described in Section 4.1(b), PS shall receive the Units and Percentage Interest set forth opposite PS's name on Schedule I.

         4.3      Additional Capital Contributions.

         (a) ______ With the prior consent of each of PS and Xeikon, so long as they both are Members, or in the event that both are not members, with the vote of a Majority of the then Members, the Company may from time to time make a written request (a "Capital Notice") of each Member to make Additional Capital Contributions. The Capital Notice shall specify the amount of funds or capital needed and the date on or before which the Additional Capital Contribution must be made to the Company, which date shall, unless otherwise agree by all Members, be at least thirty (30) days after the date of the Capital Notice. Each of the Members shall be requested to contribute cash (except as provided in the next sentence) to the Company in an amount equal to the Additional Capital Contribution multiplied by such Member's Percentage Interest at the time of such request. If any Member does not make its required Additional Capital Contribution within the required period, such Member shall be deemed to have declined the request to make such Additional Capital Contribution.

         (b) ______ Failure of any Member to make a requested Additional Capital Contribution shall not be deemed to be a breach of, or default under, this Agreement unless the Member has previously agreed in writing to make such Additional Capital Contribution.

         (c) ______ Units shall be reserved for grants of stock options to Officers and employees of the Company from time to time by the Managing Board. The Managing Board by unanimous vote shall establish a maximum, aggregate number of such Units to be made available for such option grants. The terms and conditions pertaining to these options shall be set by the Managing Board and no option shall be exercisable into Units without the unanimous approval of all Directors.

         4.4   Failure of Member to Contribute Additional Capital Contributions.

         (a) ______ If one or more Members ("Non-Contributing Members") fail to contribute capital when requested as set forth in Section 4.3, then each of the other Members (the "Contributing Members") shall have the right, but not the obligation, to contribute to the Company its requested Additional Capital Contribution and, if such Member so elects, its proportionate share of the capital which the Non-Contributing Members failed to contribute based on such Contributing Member's respective Percentage Interest held prior thereto in relation to the Percentage Interests held by all Contributing Members who so elect (any contribution made by the Contributing Members in respect of the contribution the Non-Contributing Members failed to make shall be treated as an Additional Capital Contribution made by such Contributing Members), and the Percentage Interests of the Members shall be adjusted in accordance with Section 4.4(b).

         (b) ______ In the event there are one or more Non-Contributing Members, the Percentage Interests and Units of each Member thereafter shall be adjusted so that each Member holds a Percentage Interest in proportion to the aggregate amount of all Initial Capital Contributions and all Additional Capital Contributions (including contributions made pursuant to Section 4.4(a)) made by such Member, as appropriately adjusted upwards or downwards for write-ups or write-downs of the Gross Asset Value of assets in connection with the admission of Additional Equity Members.

         (c) ______ The remedies provided for in Section 4.4(a) and (b) shall be the sole and exclusive remedy available to the Members in the event of any failure by another Member to contribute its Additional Capital Contribution.

         4.5      Capital Accounts.

         (a) ______ A Capital Account shall be established and maintained for each Member. Each Member's Capital Account shall reflect each Member's Capital Contributions to the Company and the allocations and distributions made pursuant to Article V and shall be adjusted as provided herein and pursuant to the definition of "Capital Accounts" in Exhibit A. This Section 4.5 is intended to comply with Section 1.704-1(b)(2)(iv) of the Treasury Regulations as of the date hereof and shall be interpreted and applied in a manner consistent with such Treasury Regulations. If the Members, by Majority Vote, shall determine that it is prudent to modify the manner in which the Capital Accounts are computed in order to comply with Section 1.704-1(b)(2)(iv) of the Treasury Regulations, the Members, by Majority Vote, may make such modification, provided that such modification is not likely to have a material effect on the amounts distributable to any Member or the allocations of Profit or Loss to any Member pursuant to Article V.

         (b) ______ Upon the Sale of Units on or after the date of this Agreement, the Capital Account of the selling Member that is attributable to the transferred interest will be carried over to the Transferee Member upon written notice to the Company from the selling Member. The Company shall make a Section

754 election with respect to the sale of the transferred Units, and Capital Accounts will be adjusted to reflect any adjustment required as a result thereof by the Treasury Regulations promulgated pursuant to Section 704(b) of the Code.

         4.6      Return of Capital  Contributions.  Except as  provided  in
Article XI, no Member shall have the right to withdraw, or receive any return of, all or any portion of such Member's Capital Contributions.

         4.7 Interest. No interest shall be paid by the Company on Capital Contributions or on balances in Members' Capital Accounts.

         4.8      Loans From Members.

         (a) Upon not less than ten (10) Business Days advance notice to the other Members and subject to the approval by a Majority Vote of the Directors, any Member may make unsecured loans to the Company to the extent required to fund operations in excess of Capital Contributions made to the Company pursuant to this Article IV, provided, however, that all such loans must be made at commercially reasonable interest rates.

         (b) ______ If any Member shall make loans or otherwise advance funds to the Company in excess of the amounts required hereunder to be contributed by such Member to the capital of the Company, the making of such advances shall not result in any increase in the amount of the Capital Account of such Member. The amounts of any such advances shall be a debt of the Company to such Member and shall be payable or collectible only out of the Company assets in accordance with the terms and conditions upon which such advances are made. The repayment of loans from a Member to the Company upon liquidation shall be subject to the order of priority set forth in Section 11.4.

         (c) ______ Participation by the Company with a Member in a joint loan agreement with a commercial lender will not violate the provisions of this
Section 4.8 or Section 9.7 so long as any fees and costs are equitably prorated between the borrowers.

         (d) ______ Until September 30, 2000, PS shall make available to the Company in the form of loans, sufficient cash to conduct its operations.

                                    ARTICLE V
                          ALLOCATIONS AND DISTRIBUTIONS

         5.1      Allocations of Profit and Loss.

          (a) _____ Except as otherwise provided in Section 5.14, Profit for each Fiscal Year (or portion thereof, in connection with the allocation of Profits from the write-up of the Gross Asset Value of assets associated with the admission of Additional Equity Members, as provided in Section 5.7(d)) shall be allocated to the Members as follows:

                  (i) ______ first, any gain or profit on any sales (or deemed sales) pursuant to Article XI shall be allocated to the Members in an amount sufficient such that the Capital Account balances of the Members are in proportion to their respective Percentage Interests (including any allocation pursuant to Section 5.12); and

                  (ii) second, to the Members in accordance with their respective Percentage Interests.

         (b) ______ Except as otherwise provided in Section 5.14, Loss for each Fiscal Year (or portion thereof, in connection with the allocation of Losses from the write-down of the Gross Asset Value of assets associated with the admission of Additional Equity Members, as provided in Section 5.7(d)) shall be allocated to the Members as follows:

                  (i) ______ first, any loss or deduction on any sales (or deemed sales) pursuant to Article XI shall be allocated to the Members in an amount sufficient such that the Capital Account balances of the Members are in proportion to their respective Membership Interests; and

                  (ii) second, to the Members in accordance with their respective Percentage Interests.

         5.2      Distributions of Distributable Funds.

         (a) ______ The Company shall distribute annually to the Members, in accordance with their Percentage Interests, an amount equal to the Members' aggregate income tax liability arising from ownership of the Percentage Interests; provided, that such distributions will be made only if the Company's aggregate net income and gains since the beginning of its existence exceed its aggregate losses and deductions and only with respect to such excess. Such distribution shall be made on the assumption that each Member is liable for income taxes at a 36% rate. Regardless of the actual tax liabilities of the Members, all distributions made under this Section 5.2(a) shall be made to the Members in accordance with their Percentage Interests.

         (b) ______ In addition to the distribution contemplated by Section 5.2(a), provided the Company is generating positive cash flow, and except as provided in Section 11.4 relating to distributions upon the dissolution and liquidation of the Company, additional distributions of the Distributable Funds may be distributed to the Members from time to time in accordance with their respective Percentage Interests and at the direction of the Managing Board. In addition, the Managing Board by unanimous approval may approve the distribution of Company Property to the Members in accordance with their respective Percentage Interests, subject to the restrictions of Section 5.12. By action unanimously approved by the Members, the Members may veto any distribution of Distributable Funds or Company Property otherwise contemplated by the Managing Board. In no event shall the Company make any distribution that would violate the provisions of any instrument evidencing loans to the Company made by financial institutions. The Company shall not make any distribution to the Members in violation of Section 18-607 of the Act or other applicable provisions of law or if, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members with respect to their Membership Interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of Company Property, except that the fair value of Company Property that is subject to a liability for which recourse of creditors is limited shall be included in the Company assets only to the extent that the fair value of that Company Property exceeds that liability.

         5.3      Member Minimum Gain.  Section 5.3  through  Section 5.10 and
Section 5.13  will be applied in the order and priority listed below.

         If during a Fiscal Year of the Company there is a net decrease in Member Nonrecourse Debt Minimum Gain, any Member with a share of that Member Nonrecourse Debt Minimum Gain (determined under Section 1.704-2(i)(5) of the Treasury Regulations) as of the beginning of the year must be allocated items of income and gain for the year (and, if necessary, for succeeding years) equal to that Member's share of such net decrease in accordance with Section 1.704-2(i) of the Treasury Regulations.

         5.4 Minimum Gain Chargeback. If there is a net decrease in Minimum Gain of the Company during a Fiscal Year of the Company, the minimum gain chargeback described in Sections 1.704-2(f) and (g) of the Treasury Regulations shall apply.

         5.5 ______ Qualified Income Offset. If a Member unexpectedly receives any adjustments, allocations, or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Treasury Regulations, or any other event creates a deficit in the Member's Adjusted Capital Account, items of the Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such deficit balance as quickly as possible.

         5.6 ______ Limitations on Loss Allocation. Notwithstanding any other provision of this Agreement to the contrary, no Loss or item of loss or deduction of the Company shall be allocated to a Member if such allocation would result in a negative balance in such Member's Adjusted Capital Account. Such Loss or item of loss or deduction shall be allocated first among the Members with positive balances in their Capital Accounts in proportion to (and to the extent of) such positive balances and thereafter in accordance with their respective Percentage Interests. Any allocations shall be offset as quickly as possible by subsequent allocations of Profit or items of income or gain in the reverse order.

         5.7      Book/Tax Disparities; Section 754 Elections; Etc.

         (a) ______ In the case of Contributed Property and Adjusted Property, items of income, gain, loss, deduction and credit, as determined for federal income tax purposes shall be allocated in a manner consistent with the requirements of Section 704(c) of the Code by using the traditional method of Treasury Regulation ss. 1.704-3(b). The Members agree to be bound by the use of such method and agree to report the resulting allocations of items of income, gain, loss, deduction and credit, accordingly.

         (b) ______ Whenever the income, gain and loss of the Company allocable hereunder consists of items of different character for tax purposes (e.g., ordinary income, long-term capital gain, interest expense, etc.), the income, gain and loss for tax purposes allocable to each Member shall be deemed to include its pro rata share of each such item except as otherwise required by the

Code and the Treasury Regulations or to the extent the corresponding item of income, gain or loss, as computed for book purposes, is allocated non-pro rata. Notwithstanding the foregoing, if the Company realizes depreciation recapture income pursuant to Section 1245 or Section 1250 (or other comparable provision) of the Code as the result of the sale or other disposition of any asset, the allocations to each Member hereunder shall be deemed to include the same proportion of such depreciation recapture as the total amount of deductions for tax depreciation of such asset previously allocated to such Member bears to the total amount of deductions for tax depreciation of such asset previously allocated to all Members. This Section 5.7(b) shall be construed to affect only the character, rather than the amount, of any items of income, gain and loss.

         (c) ______ Allocations pursuant to this Section 5.7 are solely for purposes of federal, state and local taxes. As such, they shall not affect or in any way be taken into account in computing a Member's Capital Account or share of Profits, Losses or other items or distributions pursuant to this Agreement.

         (d) ______ Profits or Losses arising as the result of the write-up or write-down of the assets of the Company in connection with the admission of Additional Equity Members shall be allocated solely to the Members other than such Additional Equity Member.

         5.8 ______ Allocation of Member Nonrecourse Deductions. Items of loss, deduction or Section 705(a)(2)(B) expenditures attributable, under Section 1.704-2(i) of the Treasury Regulations, to Member Nonrecourse Debt for any Fiscal Year or other period shall be specifically allocated, as provided in
Section 1.704-2(i) of the Treasury Regulations, to the Members in accordance with the ratios in which they bear the economic risk of loss for such debt for purposes of Section 1.752-2 of the Treasury Regulations.

         5.9 ______ Allocation of Nonrecourse ___ Deductions. ___ Items of loss, deduction or Section 705(a)(2)(B) expenditures attributable, under Section 1.704-2(c) of the Treasury Regulations, to increases in the Company's Minimum Gain for any Fiscal Year or other period shall be ___ specifically ___ allocated, ___ as provided in Section 1.704-2(e) of the Treasury Regulations, to the Members in accordance with their Percentage Interests.

         5.10 _____ Curative Allocations. The Regulatory Allocations shall be taken into account in allocating other Profit, Loss and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other Profit, Loss and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

         5.11 _____ Interest in the Company ___ Profits. ___ Pursuant to ___
Section 1.752-3(a)(3) ___ of the ___ Treasury Regulations, the Members' interests in the Company profits for purposes of determining the Members' proportionate shares of the excess nonrecourse liabilities (as defined in Section 1.752-3(a)(3) of the Treasury Regulations) of the Company shall be determined in accordance with their respective Percentage Interests.

         5.12 _____ Distributions in Kind. If any assets of the Company are distributed in kind pursuant to Sections 5.2(b) or 11.4, such assets shall be distributed to the Members entitled thereto in the same proportions as if the distribution were in cash, and the types and forms of such consideration shall be allocated in an equitable manner among the Members entitled thereto, such that each Member shall, except for immaterial variances, receive the same type or form of consideration. Such assets shall be valued at their fair market value at that time. The difference between such fair market value and the adjusted tax basis of any such asset shall, to the extent not otherwise recognized by the Company or taken into account under Section 5.7(a), be taken into account in computing Profit or Loss of the Company for purposes of allocation of Profit or Loss under Section 5.1 and Section 5.13(a) and distributions of proceeds to the Members under Sections 5.2 and 11.4. If the assets of the Company are sold in a transaction in which, by reason of the provisions of Section 453 of the Code or any successor thereto, gain is realized but not recognized, such gain shall be taken into account in computing Profit or Loss of the Company for purposes of allocations and distributions to the Members pursuant to this Article V. No further adjustments shall be made to the Capital Accounts when such gain is realized for tax purposes to the extent such gain has previously been reflected in the Capital Accounts.

         5.13     Allocations and Distributions to Transferee Members.

         (a) ______ If any interest in the Company is transferred, increased or decreased during the year, all Profit and Loss and other items of income, gain, loss, deduction and credit recognized by the Company for such year shall be allocated among the Members to take into account their varying interests during the year based on an interim closing of the books.

         (b) ______ Distributions under Sections 5.2 and 11.4 shall be made only to Members who, according to the books and records of the Company, are Members or assignees (pursuant to and as provided in Article VI) on the actual date of distribution. Neither the Company nor any Member shall incur any liability for making distributions in accordance with this Section 5.13(b).

         5.14 _____ Special Allocations. In the event that the Internal Revenue Service determines either (i) that any Member's or an Affiliate's income or expense attributable to any transaction between the Company and any Member or its Affiliate (other than, with respect to a Member, in its capacity as a Member) (a "Member Transaction") is greater than or less than the amount paid, received or accrued by the Company, as applicable, with respect to such Member Transaction or (ii) the Company's income or expense with respect to any such Member Transaction is greater than or less than the amount paid, received or accrued by the Company, as applicable, with respect to such Member Transaction, the Company shall specially allocate any resulting deduction or gain, as the case may be, attributable to such excess to the Member who (or whose Affiliate) entered into the Member Transaction.

                                   ARTICLE VI
                          DIRECT AND INDIRECT TRANSFER
                    RESTRICTIONS AND RIGHTS OF FIRST REFUSAL

         6.1      Restrictions on Direct and Indirect Transfer of Membership
                  Interests.
                  ------------------------------------------------------------

         (a) ______ No Member shall effect in whole or in part any Transfer of any Units to any Person except for: (i) Transfers permitted by Section 6.3, and
(ii) Sales made at any time after the Effective Date in compliance with the rights of first refusal provisions of Section 6.2, or (iii) transfers in connection with the combination of a Member with another company, whether by merger, acquisition of voting control of the Member, purchase of substantially all the assets of the Member, or other corporate combination.

         (b) ______ Any purported Transfer of any Units in violation of the provisions of this Agreement shall be wholly void and shall not effectuate the Transfer contemplated thereby. Notwithstanding anything contained herein to the contrary, (i) no Person may Transfer any Units in violation of any provision of this Agreement or in violation of the Securities Act and any applicable state securities laws, (ii) no Sale of any such Units may be effected to any purchaser (including any Affiliate of the seller) unless such purchaser has executed and delivered to the Company and each of the parties to this Agreement a copy of, or an agreement adopting, this Agreement and has agreed to be bound by all of the applicable terms and provisions hereof, (iii) no Sale of any Units (or economic rights associated therewith) may be effected if such Sale would cause a dissolution of the Company under the Act.

         (c) ______ Until the transferee is admitted as a Member pursuant to
Section 6.4, the transferor Member shall continue to be a Member and to be entitled to exercise any rights or powers of a Member with respect to the Units transferred.

         6.2      Rights of First Refusal.

         (a) _______ Subject to Section 6.1, and except as provided in Section 6.3, no Member shall effect in whole or in part any Sale of any Units to any Person unless such Member first complies with the first refusal procedures described in Section 6.2(b) below (the "Member Right of First Refusal").

         (b) ______ (i) ______ If any Member desires to effect a Sale of all or any portion of its Units that is subject to the Member Right of First Refusal, such Member shall first give a notice, which shall contain the price and other material terms of the proposed Sale, including the name and address of the proposed purchaser (a "Member Offer Notice"), to the other Members (the "Member Offerees"), offering to Sell such Units (the "Member Offered Interest") to the Member Offerees at the price and on the other terms and conditions set forth in such Member Offer Notice. All of the consideration offered in the Member Offer Notice shall be payable in immediately available funds. The Member Offerees shall have the right, for a period of thirty (30) days after receipt of such Member Offer Notice (the "Member Offer Period"), to elect to purchase from such Member all (and not less than all) of the Member Offered Interest at the purchase price and on the other terms and conditions specified in the Member Offer Notice by giving such Member notice of such Election (a "Member Exercise Notice"). If more than one Member Offeree makes such election, the percentage of such Member Offered Interest that each electing Member Offeree (the "Electing Member Offerees") shall be entitled to purchase shall be determined on a pro rata basis in proportion to their respective Percentage Interests. Such Member Exercise Notice may be given separately or jointly by more than one Electing

Member Offerees. In any such Member Exercise Notice, the Electing Member Offeree may specify that the Member Offered Interest will be purchased by such Electing Member Offeree and/or one or more of its respective Affiliates. Upon the giving of a valid Member Exercise Notice, the parties shall cause the Member Offered Interest to be sold to the Electing Member Offerees in accordance with the terms and conditions specified in the applicable Member Offer Notice and the sales procedures described in Section 6.2(c).

                  (ii) _____ If none of the Member Offerees give such Member a Member Exercise Notice within the Member Offer Period, then at any time within one hundred and fifty (150) days commencing upon the expiration of such Member Offer Period, such Member may enter into a binding agreement to Sell all but not less than all of the Member Offered Interest to the Person specified in the Member Offer Notice, subject to the transfer restrictions set forth in Section
6.1 (to the extent applicable). If consummation of such Sale is not precluded pursuant to such transfer restrictions, such Member may proceed to close such Sale, which closing shall (i) occur no later than sixty (60) days after the expiration of such one hundred and fifty (150) day period, (ii) be at a price not less than the price set forth in the Member Offer Notice, and (iii) be on terms and conditions substantially the same as those specified in the Member Offer Notice. The time periods specified in this Section 6.2(b) shall be extended to the extent necessary to accommodate any required Governmental Body filings or approvals, each of which filings and approvals such Member agrees to use its best efforts to make or obtain as quickly as reasonably practicable. If such Member fails to agree to and close a permitted Sale within the above specified periods, then all of the restrictions stated in this Section 6.2 shall apply again as though no Member Offer Notice had been given hereunder.

         (c) ______ The closing of any purchase by a Member (or its Affiliate) of a Member Offered Interest hereunder shall take place at a time and place reasonably acceptable to the participating parties, provided, that such closing shall occur not more than thirty (30) days after (x) receipt of the applicable Member Exercise Notice or (y) if later, receipt of any required approvals from any Governmental Body. The parties participating in such purchase shall use their best efforts to obtain such approvals as soon as practicable. Prior to any such closing, the parties shall take all other actions required to permit such closing to take place, including the making of any required filings under the HSR Act and the rules and regulations promulgated thereunder and obtaining any required contractual consents. At such closing, the transferor of any Units shall deliver to the applicable purchaser(s) such documentation as the purchaser(s) may reasonably request to evidence the Sale of such interest against payment of the purchase price therefor.

         6.3 ______ Exceptions. The transfer restriction set forth in Section 6.1(a) and right of first refusal procedures set forth in Section 6.2 shall not apply to (1) any Sale from a Member to its Substantially-Owned Affiliate, (2) a pledge of, or other security interest in Units granted with the unanimous approval of all Directors for purposes of providing financing to the Company (an "Approved Pledge"), or (3) upon foreclosure, Transfer in good faith replacement of foreclosure, or upon similar events pursuant to the exercise of remedies in respect of an Approved Pledge.

         6.4 ______ Admission of Transferee as Member. A transferee of Units including, an Affiliate of a Member desiring to be admitted as a Member, must execute a counterpart of, or an agreement adopting, this Agreement and relevant Ancillary Agreements or other related agreements as the Company may reasonably require. Subject to compliance with the applicable provisions of this Agreement, a transferee of Units shall be admitted as a Member. Upon the admission of the transferee as a Member, the transferee shall have, to the extent of the Units transferred, the rights and powers and shall be subject to the restrictions and liabilities of a Member under this Agreement, the Certificate of Formation and the Act. The transferee shall also be liable, to the extent of the Units transferred, for the unfulfilled obligations, if any, of the transferor Member to make Capital Contributions, but shall not be obligated for liabilities unknown to the transferee at the time such transferee was admitted as a Member and that could not be ascertained from this Agreement.

         6.5 ______ Resignation of a Member. No Member shall resign, withdraw, retire or otherwise take action to effect any of the foregoing. Prior to June 30, 2008, no Member shall seek a decree of judicial dissolution with respect to the Company, notwithstanding Section 18-802 of the Act.

                                   ARTICLE VII
                               MEETINGS OF MEMBERS

         7.1 Place of Meetings. All meetings of Members shall be held at such place as may be designated by the Managing Board or by the Member(s) calling the meeting.

         7.2 ______ Meetings and Quorum. Meetings of Members for any proper purpose or purposes may be called at any time by any Member or by at least two Directors then serving on the Managing Board. The Managing Board shall ensure that at least one meeting of the Members is held each year, whether in person, by conference telephone or by unanimous written consent. The presence, in person or by proxy, of Members representing 80% of the Units of the Company shall be requisite and shall constitute a quorum at all meetings of the Members for the transaction of business, except as otherwise provided by applicable statute or by the Certificate of Formation.

         7.3 ______ Notice. A Notification of all meetings, stating the place, day and hour of the meeting and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days before the meeting to each Member entitled to vote. Business transacted at all special meetings of Members shall be limited to the purposes stated in the Notification.

         7.4 ______ Waiver of Notice. ___ Attendance of a Member at a meeting shall constitute a waiver of Notification of the meeting, except where such Member attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Notification of a meeting may also be waived in writing. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the Notification of the meeting but not so included, if the objection is expressly made at the meeting.

         7.5      Voting.

         (a) ______ Except as otherwise provided herein, all Members shall be entitled to vote on any matter submitted to a vote of the Members. Each Member shall be entitled to one vote for each full Unit held by such Member.

         (b) ______ The affirmative vote of a Majority Vote shall be the act of the Members, except for those actions which require the unanimous approval of the Members, or as otherwise expressly provided herein.

         (c) ______ No provision of this Agreement requiring that any action be taken only upon approval of a Majority Vote or unanimous approval of the Members, respectively, may be modified, amended or repealed unless such modification, amendment or repeal is approved, respectively, by a Majority Vote, or by unanimous approval of the Members, as the case may be.

         7.6 ______ Action by Written Consent. Any action that may be taken at a meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by all of the Members. Such consent shall have the same force and effect as a vote of the signing Members at a meeting duly called and held pursuant to this Article VII.

         7.7 ______ Proxies. A Member may vote either in person or by proxy executed in writing by the Member. A facsimile, e-mail, telegram, telex, cablegram or similar transmission by the Member or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall be treated as an execution in writing for purposes of this Section 7.7. Proxies for use at any meeting of Members or in connection with the taking of any action by written consent shall be filed with the Company before or at the time of the meeting or execution of the written consent, as the case may be. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the Managing Board who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairperson of the meeting, in which event such inspector or inspectors shall decide all such questions. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless such instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the Units that are the subject of such proxy are to be voted with respect to such issue.

         7.8 ______ Conference Telephone Meetings. Meetings of the Members may be held by means of conference telephone or similar communications equipment so long as all Persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone shall constitute presence in person at such meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE VIII
                            MANAGEMENT OF THE COMPANY

         8.1 ______ Management of the Company and the Business. Except as otherwise expressly provided in this Agreement, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, a Managing Board (the "Managing Board") as described herein.

         8.2 ______ Managing Board; Number and Election of Directors; Additional Committees. The Managing Board shall consist of five Directors, being three Directors designated in writing by PS and two Directors designated in writing by Xeikon. Each Director so designated shall serve until he is replaced by the Member who designated him or until he reaches the mandatory retirement age of
70. Unless otherwise agreed by a Majority Vote of the Managing Board, Directors shall be directors, officers or employees of a Member or any Affiliate of a Member. A Director designated by PS shall serve as the Chairman of the Managing Board so long as PS owns a majority of the outstanding Units.
The Xeikon Directors shall initially be Alfons Buts and Herman Renee. The PS Directors shall initially be James F. Mullan, John H. Goddard and Gary MacLeod.

         8.3      General Powers of Managing Board.

         Except as may otherwise be expressly provided in this Agreement and subject to Section 8.4, and subject to the express rights of the Members to remove the Directors as provided in Section 8.11, the Managing Board shall have complete and exclusive discretion and authority in the management and control of the business and affairs of the Company, including the right to make and control all ordinary and usual decisions concerning the business and affairs of the Company and the actions set forth in Section 9.5. The Managing Board shall, subject to Section 8.4, possess all power, on behalf of the Company, to do or authorize the Company or to direct the Officers, employees and agents of the Company, on behalf of the Company, to do all things necessary or convenient to carry out the business and affairs of the Company.

         8.4 ______ Limitations on Powers of Managing Board. The enumeration of powers in this Agreement shall not limit the general or implied powers of the Managing Board or any additional powers provided by law. Notwithstanding the foregoing Section 8.3, or any other provision contained in this Agreement to the contrary, no act shall be taken, sum expended, decision made, obligation incurred or power exercised by the Company, or the Managing Board or the officers, employees or agents of the Company on behalf of the Company with respect to any of the following except in each case:

         (a)      with the unanimous approval of the Directors
(by vote or written consent):

                   (i) the undertaking of any substantial business outside the scope of the purpose of the Company as set forth in Section 2.3

                  (ii) any voluntary liquidation, dissolution, or winding up of the Company;

                  (iii) ____ any transfer or domestication of the Company outside the United States pursuant to Section 18-313 of the Act or conversion of the Company into another entity pursuant to Section 18-216 of the Act;

                  (iv) _____ the purchase, lease, or other acquisition of significant assets of any other Person other than in the ordinary course of business or pursuant to an approved budget;

                  (v)      any request for Additional Capital Contributions to
Section 4.4;


                  (vi)     change in the number of Directors;

                  (vii)    adoption of the annual operating and capital budgets;

                  (viii) ___ change in the Percentage Interests or Units of the Members, other than a permitted sale of Units under Article VI;

                  (ix) any merger, consolidation or other business combination of the Company, or any direct or indirect sale or other disposition of all or substantially all of the Company's assets;

                  (x) any other matters which this Agreement requires be approved by a unanimous approval of Members;

                  (xi) any transaction between the Company and any Member, except as otherwise provided herein;.

         (b) with the Majority Vote of the Directors eligible to vote (by vote or written consent):

                  (i) any amendment or restatement of the Certificate of Formation of the Company, subject to the limitations of Section 14.4 and the Requirements of Law;


                  (ii) any loans from Members (see Section 4.8) or third parties to the Company;


                  (iii) ____ commence any proceeding or file any petition seeking relief under any Bankruptcy Law, or consent to the institution of, or fail to contest in a timely and appropriate manner, any such proceeding or filing; apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official; make a general assignment for the benefit of creditors; admit in writing its inability to pay its debts as they become due; or take any action for the purpose of effecting any of the foregoing;

                  (iv) any other matters which this Agreement requires be approved by a Majority Vote of Members;

                  (v) ______ the designation or removal of each of the President/Chief Executive Officer and Chief Financial Officer of the Company or persons performing similar functions; provided, however, that no director of the Company will be eligible to vote on his/her own designation or removal from such offices.

         8.5 ______ Place of Meetings. Meetings of the Managing Board may be held at whatever place that is specified in the call of the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company as provided in Section 2.5. The Directors serving on the Managing Board may appoint from among themselves a chairperson to preside at meetings of the Managing Board. The initial Chairman of the Managing Board will be James F. Mullan. Any Director shall be permitted to attend any meeting of the Managing Board in person, by proxy, or by conference call pursuant to Section 8.8.

         8.6 ______ Regular Meetings. The Managing Board of the Company shall meet at least quarterly. No notice need be given to Directors of regular meetings for which the Directors previously have designated a time and place and included such designation in minutes of a meeting of the Directors or other Notification that was distributed to all Members.

         8.7 ______ Special Meetings. Special meetings of the Managing Board may be held at any time upon the request of any two Directors. A Notification of any special meeting shall be sent to the last known address of each Director to ensure receipt of such notice at least five days before the meeting. The parties involved shall cooperate and use their reasonable best efforts to schedule meetings at times and places which will maximize attendance. Notification of the time, place and purpose of such meeting may be waived in writing before or after such meeting, and shall be equivalent to the giving of a Notification. Attendance of a Director at such meeting shall also constitute a waiver of Notification thereof, except where such Director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Managing Board need be specified in the notice or waiver of notice of such meeting.

         8.8 ______ Conference Telephone Meetings. Meetings of the Managing Board may be held by means of conference telephone or similar communications equipment so long as all Persons participating in the meeting can hear each other. ___ Any ___ Director may ___ participate ___ in any meeting by ___ conference ___ telephone or similar telecommunications equipment, in the aforesaid manner, on advance request to the Managing Board, which shall not unreasonably refuse such request. Participation in a meeting by means of conference telephone shall constitute presence in person at such meeting, except where a Director participates in the meeting for the express purpose of objecting to the transaction of any business thereat on the ground that the meeting is not lawfully called or convened.

         8.9 ______ Quorum of and Action by Managing Board. The presence of four
(4) Directors appointed by Member(s) shall constitute a quorum for the transaction of business at any meeting of the Managing Board. Subject to the restrictions on voting at Sections 7.5(a), each Director will be entitled to one vote. A Director may also vote for an absent Director if he or she has a written proxy from such absent Director for such purpose. Except as otherwise expressly set forth in this Agreement, any action to be taken or approved by the Managing Board hereunder must be taken or approved by a Majority Vote of the Managing Board, and any action so taken or approved shall constitute the act of the Managing Board.

         8.10 _____ Compensation. Directors who are employees of the Company or employees of Members shall serve without compensation. The Managing Board shall set the compensation for any other Directors. Directors shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in attending any meeting.

         8.11 _____ Resignation, Removal and Retirement. Any Director may resign at any time by giving notice to the Company and the Member that designated such Director. Such resignation shall be made in writing and shall take effect immediately upon notice to the Company or as otherwise agreed upon by the Director and the Company. Any Director serving on the Managing Board by designation of a Member may be removed, either with or without cause, only upon the written request of such Member. Any such removal shall be effective upon the delivery of such a written request to the Company and to such Director. The term of office of each Director of the Company shall automatically expire as of the end of the calendar year in which the Director reaches the age of 70, regardless of whether the term of office designated for said Director was for a longer period.

         8.12 _____ Vacancies. Any vacancy occurring with respect to a Director serving on the Managing Board by designation of a Member shall be filled by designation of the Member that designated such Director pursuant to the procedures set forth in Section 8.2.

         8.13 _____ Action by Written Consent. Any action that may be taken at a meeting of the Managing Board may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by all of members of the Managing Board.

         8.14 _____ Standard of Care; Liability. No Director or Member shall be liable for monetary damages or otherwise for any acts performed, or for any failure to act; provided, however, that this provision shall not eliminate or limit the liability of a Director or Member (i) for any breach of any duty owed by a Director or Member duty to the Company, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the Director received any improper personal benefit.

         8.15 _____ Company Minutes. The decisions and resolutions of the Managing Board and the Members shall be reported in minutes which shall record the date, time and place of the meeting (or the effective date of the result of such voting) or written consent in lieu of a meeting, those present and the minutes shall be kept in the Company's minute books with copies provided to each Member. Such minutes shall be subject to the confidentiality restrictions contained in this Agreement.

                                   ARTICLE IX
                         OFFICERS; TRANSACTIONS BETWEEN
                             MEMBERS AND THE COMPANY

         9.1 ______ Appointment of Officers. The Managing Board may, by Majority Vote of the directors eligible to vote, appoint a President/Chief Executive Officer and a Chief Financial Officer, provided, however, no director of the Company will be eligible to vote on his/her own appointment to such offices. The President/Chief Executive Officer may appoint and hire such other officers as he or she may from time to time approve, subject to the prior approval of the Managing Board. John Goddard is hereby appointed as the initial President/Chief Executive Officer of the Company. The compensation of all Officers of the Company shall be fixed by the Managing Board. Unless otherwise specified by the Managing Board at the time of appointment, each Officer of the Company shall hold office until his or her death, resignation or removal. An Officer of the Company shall not be considered to be an employee of the Company solely by reason of holding such office.

         9.2 ______ Resignation; Removal; Vacancies. Any Officer may resign at any time by giving written notice to the Managing Board and the Chief Executive Officer. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Managing Board or Chief Executive Officer, without any need for its acceptance. The Managing Board acting pursuant to Sections 8 and 9 of this Agreement, shall have the right to remove the President/Chief Executive Officer of the Company for or without cause at any time; provided, however, that nothing contained herein shall limit any rights of any Officer under any employment agreement which such Officer may have entered into with the Company. In the event of vacancies occurring in the offices of the Chief Executive Officer or the Chief Financial Officer, such vacancies shall be filled by the Managing Board as provided in Section 9.1. Any other vacancy occurring in any other Officer position shall be filled by the Chief Executive Officer, subject to the prior approval of the Managing Board.

         9.3 ______ Delegation of Authority. Pursuant to the provisions of
Section 18-407 of the Act, the Members and the Managing Board may delegate to the Officers the authority, right and power to manage the Company's day-to-day business and to do any and all acts and things necessary, proper, convenient or advisable to effectuate the purposes of this Agreement, including the following (but subject in all cases to the limitations set forth below in this Section 9.3 or otherwise set forth in this Agreement):

         (a)      to conduct the Company's day-to-day business;

         (b) ______ to acquire, hold, sell, transfer, assign, exchange, pledge, dispose of and otherwise deal with all or any part of Company Property not in excess of $100,000 for any single or related group of such transactions, and incident thereto, to liquidate Company Property at any time and to reinvest the proceeds thereof; provided, however, this $100,000 limitation shall not apply to the purchase and sale of products being distributed by the Company in its ordinary course of business;

         (c) ______ to amend, renew, extend or otherwise modify any financing or refinancing arrangements relating to the business of the Company in principal amounts not in excess of $100,000 for any single or related group of such arrangements, and, incident thereto, to pledge or otherwise encumber Company Property as margin or other collateral for such financing and refinancing arrangements;

         (d) ______ to do such other acts as the Officers may deem necessary or advisable, or as may be incidental to or necessary for the conduct of the business of the Company, including, subject to the provisions of Section 9.7, to enter into, make and perform agreements, undertakings and transactions with any Officer, any Member or any shareholder, direct or indirect partner, member, Affiliate or employee of any Officer or Member, or with any other Person having any business, financial or other relationship with any Officer, any Member or any direct or indirect partner, member, Affiliate or employee of any Officer or Member;

         (e) ______ to engage experts (other than the Accountants) selected by the Officers on behalf of the Company as the Officers may deem necessary or advisable and for such compensation as the Officers may determine;

         (f) ______ to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to any Company Property, including the voting of securities, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other similar matters;

         (g) to maintain bank accounts and draw checks or other orders for the payment of money and to maintain brokerage, mutual funds and similar accounts;

         (h) ______ to employ and dismiss consultants, ___ attorneys, ___ and such other agents (other than the Accountants) and employees of the Company as the Officers may deem necessary or advisable, and authorize any such agent or employee to act for and on behalf of the Company;

         (i) to pay, compromise, or otherwise adjust claims or demands of or against the Company less than or equal to $100,000 in the aggregate in any Fiscal Year;

         (j) to deposit, withdraw, invest, pay, retain and distribute the Company's funds in a manner consistent with the provisions of this Agreement;

         (k) ______ to take all action which may be necessary or appropriate for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Members or to enable the Company to conduct the business in which it is engaged;

         (l)      to invest temporarily Company Property in Cash Equivalents;

         (m) ______ to purchase from other Persons, at the expense of the Company, contracts of liability, casualty and other insurance that the Officers deem advisable, appropriate or convenient for the protection of Company Property or for any purpose convenient or beneficial to the Company;

         (n) to execute and deliver any and all agreements, instruments or other documents as are necessary or desirable to carry out the intentions and purposes of the above duties and powers,

         provided, however, that notwithstanding any other provision of this
Section 9.3, the Officers shall not have the authority, right or power to take any action described in Section 8.4(a) unless such action is unanimously approved by the Directors or described in Section 8.4(b) unless such action is approved by a Majority Vote of the Directors or any action described in Section
9.5 unless such action is approved by the Managing Board, or to take any other action that by the terms of this Agreement requires the approval of a specified Percentage Interest unless such action is approved by the requisite Percentage Interest and provided further that the delegation of authority in this Section
9.3 may be revoked in whole or in part at any time or from time to time by the Members, acting by Majority Vote of the Members, or by the Managing Board (but no such revocation shall affect the rights of a third party under a contract entered into by the Company pursuant to such delegated authority prior to the revocation thereof).

         9.4 ______ Authority and Duties. The Chief Executive Officer of the Company shall have the authority and responsibility to manage and oversee the day to day business of the Company, subject to the limitations on such authority in Sections 9.3 and 9.5 hereof, and as otherwise set out herein or in the certificate of formation. Such powers and responsibilities shall be subject to modification or limitation from time to time by the Managing Board. The duties and authority of the other Officers of the Company shall be as determined from time to time by the Chief Executive Officer, subject to modification by the Managing Board.

         9.5 ______ Limits on Power of Officers, Employees and Agents of the Company. Notwithstanding anything in this Agreement to the contrary, no Officer, employee or agent of the Company shall, unless specifically approved by the Managing Board subsequent to the date of this Agreement, cause or permit the Company to take any of the following actions except in each case:

         (a)      with the Majority Vote of the Directors:

                  (i) ______ make any expenditure for any item or activity in any Fiscal Year exceeding $100,000 unless such item or activity is included in the annual operating or capital budget of the Company then in effect;

                  (ii) _____ enter into or terminate any Material Contract; provided, however, that notwithstanding any other provision of this Agreement, any determination of the Company to terminate, amend or make any material election, decision or determination, or grant any material waiver or consent under any Ancillary Agreement shall be made by the Company in accordance with
Section 9.6;

                  (iii) ____ upon receipt of a legal opinion or memorandum by Company counsel in support thereof, terminate or amend any material Governmental Approval, authorization, license or permit necessary for the orderly and profitable operation of the Company's business;

                  (iv) compromise or settle any material litigation or arbitration proceeding, or settle any insurance claim for an amount in excess of $100,000, except as set forth in Section 9.6;


                  (v) sell, assign, pledge, transfer or otherwise dispose of any Company contract involving obligations in excess of $100,000 or any interest therein;

                  (vi) _____ sell, lease, assign, pledge, transfer or otherwise dispose of any asset or group of assets (other than Company products) in one transaction or a series of related transactions, for consideration in excess of $100,000 in the aggregate in any Fiscal Year;

                  (vii) create, incur, or assume any new indebtedness of the Company for borrowed money;

                  (viii) ___ mortgage, encumber or create or incur any Encumbrance on its assets, except as may be imposed by operation of law or in connection with a financing permitted under other provisions of this Section 9.5;

                  (ix) _____ subject to Section 9.5(a)(i), make any investment in any Person other than the Company and its Subsidiaries, except for (A) commission, travel and similar advances to Officers and employees made in the ordinary course of business, (B) other loans, advances and guarantees made to or on behalf of Officers and employees in accordance with one or more business policies approved by the Managing Board and (C) investments which are Cash Equivalents;

                  (x) ______ subject to Section 9.5(a)(i), adopt, enter into or become bound by any employee retirement, pension, compensation, benefit, bonus or incentive plan, program or arrangement or any collective bargaining agreement, or amend, modify or terminate (partially or completely) any employee retirement, pension, compensation, benefit, bonus or incentive plan, program or arrangement or any collective bargaining agreement, except as required by law;

                  (xi) _____ subject to Section 9.5(a)(i), enter into, amend, modify or waive any provision of any employment or severance contract with any Officer, increase the total annual compensation of any Officer, or pay any annual bonus to any Officer;

                  (xii) ____ appoint or change the Accountants, or make any material change of accounting or tax policies or elections. In that connection, the initial Accountants for the Company shall be selected by the Managing Board. Notwithstanding the foregoing restrictions on actions to be taken by the Officers, in the event that the Accountants resign or the position otherwise becomes vacant, and no new accounting firm has been approved by the Managing Board within a period of sixty (60) days following the date of such resignation or the initial date of such vacancy, then a new accounting firm shall be chosen by the Chief Executive Officer, excluding the accounting firm which resigned from such position as the Accountants;

                  (xiii) ___ subject to Section 9.5(a)(i), purchase, acquire or obtain all or substantially all of the business or assets of another Person in an amount in excess of $100,000 in the aggregate in any Fiscal Year of the Company or other than in the ordinary course of business or purchase, acquire or obtain any other assets in an amount in excess of $100,000 in the aggregate in any Fiscal Year of the Company or other than in the ordinary course of business;

                  (xiv) enter into any joint ventures or partnerships or establish any Subsidiaries;

                  (xv) subject to subsection (i) above, consolidate or merge into or with any other Person, or enter into any similar business combination transaction;

                  (xvi) ____ take any action that would cause the Company or any of its Subsidiaries to become subject to the registration or reporting requirements of the Securities Act, the Securities Exchange Act or any similar securities laws of any other jurisdiction; grant any registration rights to any Person; or list any securities on any securities exchange or over-the-counter trading system;

                  (xvii) ___ become a party to any agreement which by its terms restricts or prevents the Company's performance of the business contemplated by
Section 2.3, such as a non-compete or an exclusivity agreement;

                  (xviii) sell, transfer, assign, pledge, license or otherwise dispose of any its material Software, Trademarks, Trade Secrets or other intellectual property interests, or terminate or waive any confidentiality agreement or restriction applicable or relating to such intellectual property interests, other than to the Members and their Affiliates in accordance with
Article XI hereof;

                  (xix) ____ establish any reserves from Company funds, including reserves with respect to Company operations and reserves for the payment of Company obligations; or

                  (xx) enter into any contract or agreement to take any of the foregoing actions.

         9.6 ______ Litigation and Claims Involving Members; ___ Determinations
___ Regarding Ancillary Agreements. Notwithstanding any other provision of this Agreement, in the event that (x) there is any action, suit, proceeding, litigation or arbitration between the Company, on the one hand, and any Member (or an Affiliate of a Member), on the other hand, or (y) there is any disputed claim or demand (including any claim or demand relating to enforcing any remedy under any Ancillary Agreement) by the Company against any Member (or an Affiliate of a Member), or by any Member (or an Affiliate of a Member) against the Company (the Member described in clause (x) or (y) being referred to herein as the "Interested Member"), all determinations of the Company relating to such action, suit, proceeding, litigation, arbitration, claim, demand (including all determinations by the Company whether to institute, compromise or settle any such action, suit, proceeding, litigation, arbitration, claim or demand and all determinations by the Company relating to the prosecution or defense thereof) shall be made by the Company in accordance with the directions of the Members who are not the Interested Members. In the event there shall be more than two Members who are not Interested Members, such directions shall be given by the non-Interested Members who hold at least a majority of the total Percentage Interests held by such non-Interested Members.

         9.7      Transactions with Affiliates.

         (a) ______ The Company shall not enter into, amend, modify or subject to waiver any transaction or contract, or series of related transactions and contracts with any Member or any Affiliate of any Member, unless (x) the transaction, contract, amendment, modification or waiver, judged according to the circumstances at the time of commitment, is fair to the Company, (y) the transaction, contract, amendment, modification or waiver is approved by the unanimous vote of all disinterested Members, or (z) the transaction, contract, amendment, modification or waiver is approved by the unanimous vote of all Directors not appointed by the Interested Member. A Member shall not be entitled to challenge a transaction or contract, or an amendment, modification or waiver in respect of the same, pursuant to the foregoing provisions unless within sixty
(60) days of such Member becoming aware of all material relevant facts regarding the transaction, contract, amendment, modification or waiver and the circumstances bearing upon the fairness thereof, such Member gives written notice of its objection to the Company and the other Members.

         (b) ______ The provisions of Section 9.7(a) shall not apply to the entry of the Company into, or execution by the Company of, the Ancillary Agreements, or to the transactions, agreements and instruments contemplated thereby, or to loans permitted by Section 4.8.

         (c) ______ Subject to the foregoing provisions of Section 9.7, any Member or any Affiliate of a Member may be employed or retained by the Company or any Affiliate of the Company in any capacity. The validity of any transaction, agreement or payment involving the Company and the Members or any of their respective Affiliates otherwise permitted by this Agreement shall not be affected by reason of the relationship between the Members and such Affiliate or the approval of such transaction, agreement or payment by the Members.

         (d) ______ Until September 30, 2000, purchases of pre-press digital products, equipment and systems, as well as finishing equipment and systems integral to providing complete digital printing solutions to customers may be made by the Company from Members so long as such items are purchased from the Members at-cost (including any freight or taxes); provided, however, that this provision shall only apply to purchases pursuant to this provision of this Agreement, and not to any purchases pursuant to any of the Ancillary Agreements, including but not limited to the Value Adding Distributor Agreement.


         9.8 ______ Outside Businesses. Any Member or Affiliate thereof may engage in or possess an interest in other business ventures of a nature or description, independently or with others, similar or dissimilar to the business of the Company, whether currently existing or hereafter created, and the Company and the Members shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture shall not be deemed wrongful or improper. The Company and each Member acknowledges that Xeikon is and will continue to be engaged in the business of manufacturing, selling, servicing and supporting digital printing systems within and outside the Territory. Except as otherwise provided hereunder, no Member or Affiliate thereof shall be obligated to present any particular opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and, except as otherwise provided hereunder, any Member of Affiliate thereof shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity.


         9.9 ______ Ancillary Agreements. Attached hereto as Exhibit B is a Value Adding Distributor Agreement pertaining to the marketing of certain Xeikon products and service contracts by Canopy. Attached hereto as Exhibit C is a Payroll Services Agreement with Xeikon pertaining to the provision of payroll services for certain employees being transferred from Xeikon to Canopy on July 1, 2000. Also attached as Exhibit D and made a part hereof is an Administrative Services Agreement with PrimeSource covering provision of similar payroll services, as well as the provision of offices and accounting and other management services. Attached hereto as Exhibit E is an Employee Transition Agreement with Agfa pertaining to the provision of payroll services for certain employees being transferred from Agfa to Canopy on July 1, 2000.

                                    ARTICLE X
        FISCAL MATTERS; BOOKS AND RECORDS; OWNERSHIP OF COMPANY PROPERTY;
                           CONFIDENTIALITY PROVISIONS

         10.1 _____ Company Bank Accounts; Investments. Capital Contributions, revenues and any other Company funds shall be deposited by the Company in one or more bank accounts established in the name of the Company at such financial institution(s) as may be approved by the Managing Board, or shall be invested by the Company, in accordance with parameters established by the Managing Board, in furtherance of the purposes of the Company. Except as may otherwise be provided in any other Ancillary Agreement or approved by the Managing Board: (i) No other funds shall be deposited into Company bank accounts or commingled with Company Property and (ii) funds deposited in the Company's bank accounts may be withdrawn only to be invested in furtherance of the Company's purposes, to pay Company debts or obligations or to be distributed to the Members pursuant to this Agreement.

         10.2     Records Required by Act; Right of Inspection.

         (a) ______ During the term of the Company's existence, there shall be maintained all records required to be kept pursuant to the Act, including a current list of the names, addresses and Units held by each of the Members (including the dates on which each of the Members became a Member), copies of federal, state and local information or income tax returns for each of the Company's tax years, copies of this Agreement and the Certificate of Formation, including all amendments or restatements, correct and complete books and records of account of the Company and the minute book of the Company.

         (b) ______ An authorized representative of a Member may examine and copy in person, at any reasonable time, all of the Company's books, records and assets. Upon written or oral request by any Member made to the Company, the Company shall provide to the Member without charge true copies of (i) this Agreement and the Certificate of Formation and all amendments or restatements, and (ii) any of the tax returns of the Company described above.

         (c) ______ The parties agree that the internal and external auditors of the Members and their relevant Affiliates shall have access to all financial and accounting records of the Company. However, fees of third party audits shall not be reimbursed by the Company, although the Company shall pay its own expenses relating to such audits. The parties hereby further agree to the disclosure of any financial information required to be disclosed by any Member in order to comply with applicable Requirements of Law, including applicable regulations of the Securities and Exchange Commission or any other regulatory authority. The Company shall give notice to each Member, as promptly as practicable after receiving any request for information or access to the records of the Company from any third party, of the substance of such request and shall take all actions reasonably requested by any Member lawfully to prevent the disclosure of, or otherwise to safeguard, any information that such Member reasonably believes to be confidential or sensitive.

         (d) ______ Each Member agrees that the Company shall be subject to inspection, examination or audit by any regulatory authority to the degree necessary for the Company, each Member and its Affiliates to remain in compliance with all laws, rules, regulations or interpretations thereof applicable to it and that the Company and each Member will cooperate fully with any such examination, inspection or audit.

         10.3 _____ Company Books and Records. The Company shall keep proper and complete records and books of account in which shall be entered fully and accurately all transactions and other matters relative to the Company's business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character, including the Capital Account established for each Member. The books and records shall at all times be maintained at the principal office of the Company, or at such other place(s) as may be approved by the Managing Board, and shall be open to the inspection and examination of the Members or their duly authorized representatives for any purpose during reasonable business hours and at the sole cost and expense of the inspecting or examining Member. The Company shall maintain at its principal office and make available to any Member or any designated representative of any Member a list of names and addresses of, and Units owned by the Members.

         10.4     Access to Information.

         (a) ______ The Company shall send the following information to each Person who was a Member at any time during such Fiscal Year:

                  (i) ______ As soon as available and in any event no later than ninety (90) days after the end of each Fiscal Year, financial statements (which shall be prepared in accordance with generally accepted accounting principles but need not be audited), including a balance sheet and statements of income and cash flows showing the cash distributed in such Fiscal Year and the balance of such Member's Capital Account at the end of such Fiscal Year and the manner of its calculation.

                  (ii) _____ As soon as available and in any event no later than thirty (30) days after the end of each Fiscal Quarter, unaudited financial statements (which need not be prepared in accordance with generally accepted accounting principles or audited but shall be prepared in accordance with the internal management accounting systems used by the Company in the ordinary course of its business), including an income statement and balance sheet showing the balance of such Member's Capital Account at the end of such Fiscal Quarter and the manner of its calculation.

                  (iii) ____ As soon as available and in any event no later than thirty (30) days after the end of each month, unaudited financial statements (which need not be prepared in accordance with generally accepted accounting principles or audited but shall be prepared in accordance with the internal management accounting systems used by the Company in the ordinary course of its business), including an income statement and balance sheet showing the balance of such Member's Capital Account at the end of such month and the manner of its calculation.

                  (iv) _____ As soon as available and in no event later than thirty (30) days after the end of each month, such operating information (including updated financial forecasts if and when prepared by the Company) regarding the Company as may reasonably be requested by any Member.

         (b) ______ Each Member and each member of the Managing Board shall be entitled to full access, upon reasonable prior notice and during normal business hours, to all Officers, employees, agents and accountants of the Company and to all of their assets, properties, books and records, which the Members may inspect and copy. The Company shall furnish each Member and each Director on the Managing Board with all such information and data concerning the Business and the Company as such Member or Director on the Managing Board reasonably may request in connection with such investigation.

         10.5 Fiscal Year. Unless otherwise established by the Members by a Majority Vote, the Company's Fiscal Year shall be the calendar year (the "Fiscal Year").

         10.6     Tax Elections.

         The Company shall make the following elections on the appropriate tax returns:

                  (i) to adopt a year ending as contemplated by Section 10.5, if permitted by the Code;


                  (ii) to adopt the accrual method of accounting, if permitted by the Code, and to keep the Company's books and records on such method;

                  (iii) ____ to elect to amortize the organizational expenses of the Company ratably over a period of sixty (60) months as permitted by Section 709(b) of the Code;

                  (iv) to elect under Section 195 of the Code to amortize the startup expenses of the Company over a period of sixty (60) months; and

                  (v) ______ any other tax election not made with the filing of any tax return of the Company (all other tax elections made on any tax return of the Company shall be governed by Section 10.7) the Managing Board may deem appropriate and in the best interests of the Members.

         Neither the Company, the Managing Board nor any Member or Director may make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law.

         10.7 _____ Preparation of Tax Returns. The Accountants or such other party designated by the Managing Board shall prepare all income tax returns required to be prepared by the Company or with respect to its activities, operations or properties and in doing so shall use its reasonable judgment with respect to the timing and manner of preparing the same. Each Member shall be provided a draft of such income tax return as soon as available and in no event later than two hundred forty (240) days after the end of each Fiscal Year, which Member may respond to the Accountants with comments within fifteen (15) days of receipt thereof. The Accountants shall communicate such comments to the other Members and shall in good faith consult with, and consider the views of, each Member regarding preparation of such tax returns, reports and similar statements and any tax elections made thereon and shall make a good faith attempt to reach a consensus on all issues. In the event that a consensus cannot be reached on any material issue relating to any substantive position to be taken on such tax returns, such issue shall be submitted to a mutually acceptable independent accounting firm of national reputation for a binding resolution of such issue, provided, however, that in all events positions taken on the Company's tax returns shall be consistent with the form of the transactions contemplated by and reflected in this Agreement and the Ancillary Agreements.

         10.8 _____ Tax Matters Partner. PS shall be the "Tax Matters Partner" of the Company pursuant to Section 6231(a)(7) of the Code unless replaced by the Managing Board. The Company shall reimburse the Tax Matters Partner for its direct costs in carrying out its obligations as Tax Matters Partner pursuant to this Section 10.8. The Tax Matters Partner shall take such action as may be necessary to cause each other Member to become a "notice partner" within the meaning of Section 6231(a)(8) of the Code. The Tax Matters Partner shall inform each other Member of all significant matters that may come to its attention in its capacity as Tax Matters Partner by giving notice thereof on or before the fifth Business Day after becoming aware thereof and, within that time, shall forward to each other Member copies of all significant written communications it may receive in that capacity. The Tax Matters Partner may not take any action contemplated by Sections 6222 through 6231 of the Code without the consent of the Members, acting by a Majority Vote, but this sentence shall not limit the right of the Tax Matters Partner, acting in its individual capacity, to take any action left to the determination of an individual Member under Sections 6222 through 6231 of the Code. The Tax Matters Partner shall keep all Members fully informed of the progress of any such examination, audit or other proceeding, and any Member with a Percentage Interest of at least 10% (and any person that was a Member with a Percentage Interest of at least 10% in the year to which such examination, audit or other proceeding relates) shall have the right to participate in such examination, audit or other proceeding.

         10.9     Ownership and Title; No Partition.

         (a) ______ Except as specifically provided in Article XI or in any Ancillary Agreement, Company Property shall be deemed to be owned by the Company as an entity, and no Member or Director, individually or collectively, shall have any ownership interest in such Company Property or any portion thereof. Title to any or all Company Property may be held in the name of the Company or one or more nominees, as the Managing Board may determine. All Company Property shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company Property is held.

         (b) ______ Each Member waives, until termination and winding up of the Company pursuant to Article XI, any and all rights that it may have to maintain an action for partition of Company Property.

         10.10    Confidentiality Provisions.

         (a)      Definition  of  Proprietary  Information.  For  the  purpose
of  this  Agreement,   "Proprietary Information" shall mean (as applicable) any
and all of the following:

                  (i) information relating to the Company or to any Member or any of their Affiliates (as applicable) (each, along with the Company, a "Protected Party");

                  (ii) _____ any data or information that is a trade secret or competitively sensitive and not generally known to the public, including product information, historical and projected financial information, operating data and organizational and cost structures, customer information and customer lists, contracts, marketing strategies, business plans and internal performance or evaluation results relating to or arising from past, present or future business activities of a Protected Party;

                  (iii) ____ any scientific or technical information, ___ design, process, ___ procedure, ___ formula, invention, discovery, system or improvement that is commercially valuable and secret in the sense that its confidentiality affords or may afford a Protected Party a competitive advantage;

                  (iv) _____ all confidential or proprietary concepts, copyrightable subject matter, documentation, reports, data (no matter how stored), data formats, specifications, computer software, source code, object code, user manuals, financial models, screen displays and formats, software performance results, flow charts, databases, inventions, know-how, show-how and Trade Secrets, whether or not patentable or copyrightable; and

                  (v) ______ all memoranda, analyses, compilations, studies, notes, records, drawings, manuals or other documents or materials, whether prepared by a Protected Party or by others, which contain or otherwise reflect any of the foregoing information.

         (b) ______ Confidentiality Obligations and Use. Each Member agrees to maintain and to cause each of its Affiliates to maintain, and agrees that the Company will also be obligated to maintain and to cause each of its Affiliates to maintain, in strict confidence, any Proprietary Information of a Protected Party, including any Proprietary Information disclosed to such Person, pursuant to this Agreement or any Ancillary Agreement or otherwise in connection with the Company, for a period of two (2) years after such Member's or Affiliate's or the Company's receipt of such Proprietary Information. Without limiting the generality of the foregoing, each Member, the Company and their respective
Affiliates:

                  (i) ______ shall not disclose or permit any other Person access to the Proprietary Information of a Protected Party, except that disclosure and access shall be permitted to an employee, officer, director, agent, lawyer (including external counsel), representative, external or internal auditors, independent contractor or regulatory authority of a party or its Affiliates requiring access to the same (i) in connection with the performance by Member, the Company or any of their respective Affiliates of any of their obligations under this Agreement or any Ancillary Agreement, or (ii) as otherwise permitted in this Section 10.10;

                  (ii) _____ with regard to the Company or any of its Affiliates, shall not use any Proprietary Information of a Protected Party for any purpose other than the performance of this Agreement, any Ancillary Agreement, the Exhibit C distributor agreement or as otherwise is necessary in carrying on the business contemplated by Section 2.3, and not permit any other Person to which it discloses any such Proprietary Information to use any such Proprietary Information other than for such a permitted purpose, subject to an appropriate confidentiality agreement;

                  (iii) ____ with regard to Member or any of its Affiliates, shall not use any Proprietary Information of any other Member or any of its Affiliates for any purpose other than the performance of this Agreement or any Ancillary Agreement;

                  (iv) _____ may use any Proprietary Information of the Company for any lawful purpose, so long as not to the detriment of the Company, and provided that any disclosure of such Proprietary Information to any other Person shall be subject to an appropriate confidentiality agreement;

                  (v) ______ shall ensure that its employees, ___ officers, directors, agents, ___ representatives, external or internal auditors and independent contractors are advised of the confidential nature of the Proprietary Information of the other parties, provided that in any event each Member, the Company and their respective Affiliates shall each be liable for any breach of this Section 10.10 by their respective employees, officers, directors, agents, representatives, external or internal auditors and independent contractors, and provided, further, that any third party service provider shall execute an appropriate confidentiality agreement;

                  (vi) _____ shall not alter or remove any identification, copyright or proprietary rights notice which indicates the ownership of any part of the Proprietary Information of the other parties; or

                  (vii) ____ upon obtaining any knowledge of any possession or use of the Proprietary Information of any other party by any Person not authorized to receive or use such Proprietary Information hereunder, shall notify such other party promptly and in writing of the circumstances known to it surrounding such possession or use.

         (c) ______ Return or Destruction of Proprietary Information. Unless otherwise provided in this Agreement or any Ancillary Agreement, each Member and its Affiliates shall return to the applicable other Member or its Affiliates or destroy, upon the dissolution of the Company, all or any requested portion of the Proprietary Information of any such other Member and its Affiliates disclosed to the Member or any of its Affiliates. The Company shall return to the applicable Member or its Affiliates or destroy upon dissolution of the Company, all or any requested portion of the Proprietary Information of such Member and its Affiliates disclosed to the Company or any Affiliate thereof (excluding any Proprietary Information the rights to which have been transferred or licensed by such Member or any of its Affiliates to the Company pursuant to any Ancillary Agreement, the Company's rights to which solely being as set forth in such Ancillary Agreements). Rights to Proprietary Information of the Company shall, upon dissolution of the Company continue to benefit from the protections of this Section 10.10, which protection shall be enforceable by the recipients of the rights to Proprietary Information.

         (d) ______ Confidentiality of Agreements. Except as expressly authorized in this Agreement or any Ancillary Agreement or as otherwise required by law or stock exchange requirement, each Member shall keep confidential and not disclose, and shall cause their respective Affiliates and directors, officers and employees of such Member and its Affiliates to (and shall instruct any of its other agents, advisors, consultants, other than counsel or auditors who are bound by an ethical obligation of confidentiality, and independent contractors to whom disclosure may be made in connection with the negotiation and performance of this Agreement or any Ancillary Agreement to) keep confidential and not disclose, and agrees that the Company shall keep confidential and not disclose any of the terms and conditions of this Agreement or any Ancillary Agreement to any third party without the unanimous approval of the Members, provided that a Member, the Company and their Affiliates may disclose the contents of any such agreement to (i) any potential Transferee Member or Additional Equity Member, any potential acquirer of assets from the Company, or any other party with whom the Company may enter into a business combination, and (ii) investment or commercial bankers, and other financial institutions or lenders, and their counsel (persons receiving information under items (i) and (ii) shall receive and treat such information as the confidential information of such Member, the Company and/or their Affiliates, as applicable) in connection with performance of customary due diligence by such parties.

         (e) ______ Exclusions. Nothing in this Section 10.10 shall restrict any party in any way with respect to, or require the return or destruction of, any Proprietary Information or information or data identical or similar to such Proprietary Information but which:

                  (i) ______ the first party rightfully possessed (including information which any Member or any of their respective Affiliates receives or creates in its own capacity and not on behalf of or from the Company) before it received the information from the other party;

                  (ii) subsequently becomes publicly available through no fault of the first party;

                  (iii) ____ is subsequently furnished rightfully to the first party by a third party (no Affiliate of any Member or the Company shall be considered to be a third party) not known to be under restrictions on use or disclosure;

                  (iv) is independently developed by an employee, agent or contractor of the first party, as proven by its contemporaneous written records;

                  (v) ______ is required to be disclosed by law, rules, regulation or Court Order to any internal or external auditor, compliance officer, governmental entity or other party, provided that the party subject to such requirements notifies the party who disclosed such Proprietary Information of such law, rule, regulation or Court Order prior to disclosure and complies with reasonable instructions (so long as provided in a timely manner) from the disclosing party designed to obtain confidential treatment for such materials;

                  (vi) _____ is disclosed in any proceeding to enforce a party's rights under this Agreement or any Ancillary Agreement provided that all reasonable measures to preserve the confidentiality of such information in any such proceeding are taken by such party; or

                  (vii) ____ constitutes "residuals" resulting from access to or work with such Proprietary Information. For the purpose of this Section 10.10(e)(vii), the term "residuals" shall mean information in non-tangible form which is retained in the unaided memories of natural persons who have had access to Proprietary Information, including ideas, concepts, know-how or techniques contained therein. No Person shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any use of residuals; provided, however, that this Section 10.10(e)(vii) shall not be deemed to grant any party a license under another party's Copyrights or patents.

         (f) ______ Remedy. In the event of any breach of this Section 10.10 or any provision of any Ancillary Agreement incorporating the provisions of this Section by reference, the parties agree that the non-breaching party will suffer irreparable harm and the total amount of monetary damages for any injury to the non-breaching parties from any violation of this Section will be impossible to calculate and will therefore be an inadequate remedy. Accordingly, the parties agree that the non-breaching parties shall be entitled to temporary and permanent injunctive relief against the breaching party, its Affiliates, employees, officers, directors, agents, representatives or independent contractors, and the other rights and remedies to which the non-breaching parties may be entitled to at law, in equity and under this Agreement or any such Ancillary Agreement for any violation of this Section. Except as otherwise specifically provided herein, this Section 10.10 shall survive the expiration or termination of the Ancillary Agreements and, in accordance with the provisions of Section 10.10(c), dissolution and liquidation of the Company.

         (g) ______ Construction. In the event of a conflict between the terms of this Section 10.10 and any confidentiality or nondisclosure agreement entered into in connection with any of the Ancillary Agreements, the prevailing terms shall be those that provide the greatest degree of protection to the disclosing party's Proprietary Information.

                                   ARTICLE XI
                           DISSOLUTION AND WINDING UP

         11.1 Events Causing Dissolution. The Company shall be dissolved upon the first of the following events to occur:

         (a)      June 30, 2008; or

         (b) the unanimous written consent of Members at any time to dissolve and wind up the affairs of the Company; or

         (c) ______ the Bankruptcy or dissolution of a Member, unless there is at least one remaining Member and the business of the Company is continued by the Majority Vote of the remaining Members within ninety (90) days following the occurrence of any such event; or

         (d)      the loss of the distributor agreement (Exhibit B) by Canopy.

         11.2 Winding Up. If the Company is dissolved pursuant to Section 11.1, the Company's affairs shall be wound up as soon as reasonably practicable in the manner set forth below.

         (a) ______ The winding up of the Company's ___ affairs ___ shall be ___ supervised by a liquidator ___ (the "Liquidator"). The Liquidator shall be the Managing Board or, if the Members prefer (as evidenced by action by Members by a Majority Vote), a liquidating committee selected by a Majority Vote of Members so long as such committee includes at least one representative from each Member.

         (b) ______ In winding up the affairs of the Company, the Liquidator shall have full right and unlimited discretion, in the name of and for and on behalf of the Company to:

                  (i) prosecute and defend civil, criminal or administrative suits;

                  (ii) collect Company assets, including obligations owed to the Company;

                  (iii)    settle and close the Company's business;

                  (iv) _____ dispose of and convey all Company Property for cash, and in connection therewith to determine the identity of the purchaser (which may be a Member) and the time, manner and terms of any sale or sales of Company Property, having due regard for the activity and condition of the relevant market and general financial and economic conditions;

                  (v) pay all reasonable selling costs and other expenses incurred in connection with the winding up out of the proceeds of the disposition of Company Property;

                  (vi) _____ discharge the Company's known liabilities, including payment of debts due Members and their Affiliates without priority or preference among them in proportion to the respective amounts due and, if necessary, to set up, for a period not to exceed five (5) years after the date of dissolution, or as otherwise agreed upon by the parties, such cash reserves as the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

                  (vii)    make the distributions required by Section 11.4;
                                                              ------------

                  (viii) ___ prepare, execute, acknowledge and file articles of dissolution under the Act and any other certificates, tax returns or instruments necessary or advisable under any applicable law to effect the winding up and termination of the Company; and

                  (ix) _____ exercise, without further authorization or consent of any of the parties hereto or their legal representatives or successors in interest, all of the powers conferred upon the Managing Board under the terms of this Agreement to the extent necessary or desirable in the good faith judgment of the Liquidator to perform its duties and functions. The Liquidator (if not a Director or the Managing Board) shall not be liable as a Director to the Members and shall, while acting in such capacity on behalf of the Company, be entitled to the indemnification rights set forth in Article XIII.

         11.3 _____ Compensation of Liquidator. The Liquidator (other than the Managing Board) appointed as provided herein shall be entitled to receive such reasonable compensation for its services as shall be agreed upon by the Liquidator and approved by the Members by a Majority Vote.

         11.4     Distribution of Company Property and Proceeds of Sale Thereof.
                  -------------------------------------------------------------

         (a) ______ Upon completion of all desired sales of Company Property, and after payment of all selling costs and expenses, the Liquidator shall distribute the proceeds of such sales, and any Company Property that is to be distributed in kind, to the following groups in the following order of priority:

                  (i) ______ to satisfy the Company's liabilities to creditors, including Members and Directors who are creditors, to the extent otherwise permitted by law (other than for past due Company distributions), whether by payment or establishment of reserves;

                  (ii) to satisfy the Company's obligations to Members and former Members to pay past due Company distributions;

                  (iii) ____ to the Members, in accordance with the positive balances in their respective Capital Accounts (determined after allocating all items for all periods prior to and including the date of distribution, including items relating to sales and distributions pursuant to this Article XI); and

                  (iv) any remaining amounts shall be allocated to the Members in accordance with their respective Percentage Interests.

         (b) ______ All distributions required under this Section 11.4 shall be made to the Members by the end of the taxable year in which the liquidation occurs or, if later, within ninety (90) days after the date of such liquidation.

         (c) ______ The claims of each priority group specified above shall be satisfied in full before satisfying any claims of a lower priority group. If the assets available for disposition are insufficient to dispose of all of the claims of a priority group, the available assets shall be distributed in proportion to the amounts owed to each creditor or the respective Membership Interests of each Member in such group.

         11.5 _____ Final Audit. Within a reasonable time following the completion of the liquidation, the Liquidator shall supply to each of the Members a statement that shall set forth the assets and the liabilities of the Company as of the date of complete liquidation and each Member's distributions pursuant to Section 11.4.

         11.6 _____ Deficit Capital Accounts. ___ Notwithstanding ___ anything to the contrary ___ contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the Capital Account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of money pursuant to this Agreement to all Members in proportion to their respective Percentage Interests, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member's Capital Account to zero.

                                   ARTICLE XII
                               DISPUTE RESOLUTION

         12.1 _____ Hierarchy of Dispute Resolution Procedures. Except as otherwise expressly set forth herein or in any Ancillary Agreement and except as required by the Act, any dispute, controversy or claim (a "Dispute"), whether based on contract, tort, statute, fraud, misrepresentation or any other legal theory (i) between a Member and/or any Affiliate thereof, on the one hand, and any other Member and/or any Affiliate thereof on the other hand (a "Direct Dispute"), or (ii) between a Member and/or any Affiliate thereof, on the one hand, and the Company on the other hand (an "Indirect Dispute"), that arises out of or relates to this Agreement or any Ancillary Agreement or any obligations or related services to be provided hereunder or thereunder, other than any dispute as to valuation of an asset that is subject to an appraisal procedure hereunder or thereunder, shall be resolved in accordance with the procedures described in this Article XII. In the case of any Indirect Dispute, including any determination on behalf of the Company as to whether the Company has any potential claim against a Member or a related Affiliate, the parties hereby acknowledge that the Members (and related Affiliates) other than the Member (and related Affiliates) directly involved in such Indirect Dispute should be deemed to be the real party in interest with respect to the Company's side of such Indirect Dispute and accordingly agree that in such Indirect Dispute, the non-interested Members, if any, shall have the authority to represent the interests of the Company in such Indirect Dispute, acting by majority vote based on the Percentage Interests held by such non-interested Members. In such a case, the Company shall reimburse the parties representing its interests for any reasonable attorneys' fees or other expenses reasonably incurred by such parties in their representation of the Company's interests. In the case of either a Direct Dispute or Indirect Dispute, the parties agree to establish an internal hierarchy to facilitate resolution of any such Dispute as set forth below:

         (a) ______ Upon written request of any Member, each Member shall appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute. The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

         (b) ______ In the event that such representatives are unable to resolve the Dispute within thirty (30) days after the Dispute is submitted to them, or if after ten (10) days either party determines in good faith prior to the expiration of such period that such representatives are unlikely to be able to resolve such matter, the Dispute shall be immediately referred by written notice to a Senior Officer of such Members for consideration. In the event that such Senior Officers are unable to resolve such Dispute within ten (10) days after the Dispute is submitted to them, then the Dispute shall be submitted to arbitration in accordance with Section 12.2. Notwithstanding the ten (10) and thirty (30) day periods specified above for attempts to resolve a Dispute by the applicable representatives or officers of the parties at a particular level, if one party at any time wishes to accelerate the interparty dispute resolution process by referring the Dispute to a higher level prior to the end of such stated time period, the other party shall endeavor to accommodate such request so long as its interests are not materially prejudiced by such acceleration.

         12.2     Arbitration.

         (a) ______ If the parties are unable to resolve any Dispute as contemplated by Section 12.1, such Dispute shall be submitted to mandatory and binding arbitration at the election of such Member, for itself or its related Affiliate (the "Disputing Party"). Except as otherwise provided in this Section 12.2, the arbitration shall be pursuant to the CPR Rules. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof.

         (b) ______ To initiate the arbitration, the Disputing Party shall notify the other party(ies) in writing (the "Arbitration Demand"), which shall
(i) describe in reasonable detail the nature of the Dispute, (ii) state the amount of the claim, and (iii) specify the requested relief. Within fifteen (15) days after the other party's receipt of the Arbitration Demand, such other party shall file, and serve on the Disputing Party, a written statement (i) answering the Claims set forth in the Arbitration Demand and including any affirmative defenses of such party, and (ii) asserting any counterclaim, which shall (A) describe in reasonable detail the nature of the Dispute relating to the counterclaim, (B) state the amount of the counterclaim, and (C) specify the requested relief. Within fifteen (15) days after the Disputing Party's receipt of the other party's written statement, the Disputing Party shall file, and serve on the other party, a written statement responding to the other party's responses and affirmative defenses, if any. The arbitration will be heard by a sole arbitrator chosen pursuant to the CPR Rules (the "Arbitrator"). The powers of the Arbitrator shall in all cases be limited to the specific powers conferred under the arbitration law of Illinois and accordingly, but not by way of limitation, the Arbitrator may not award damages not provided for therein. The law applicable to the validity of this arbitration clause, the conduct of the arbitration, including any resort to a court for provisional remedies, the enforcement of any award and any other question of arbitration law or procedure, shall be the CPR Rules. The parties to this Agreement consent and submit to the jurisdiction of the state and federal courts located in Chicago, Illinois for any arbitration, and agree that such courts shall be an appropriate forum with respect to any arbitration.

         (c) ______ The arbitration hearing shall be held in the Chicago, Illinois area, or such other neutral location as the parties may mutually agree upon. The Arbitrator is specifically authorized to render partial or full summary judgment as provided for in the Federal Rules of Civil Procedure. In the event summary judgment or partial summary judgment is granted, the non-prevailing party may not raise as a basis for a motion to vacate an award that the Arbitrator failed or refused to consider evidence bearing on the dismissed claim(s) or issue(s). The Federal Rules of Evidence shall apply to the arbitration hearing. The party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The Arbitrator will have no power or authority, under the CPR Rules or otherwise, to relieve the parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including the provisions of this Article XII.

         (d) ______ At the time of granting or denying a motion for summary judgment as provided for in Section 12.2(c) or any other final judgment and within fifteen (15) days after the closing of the arbitration hearing, the Arbitrator shall prepare and distribute to the parties a writing setting forth the Arbitrator's finding of facts and conclusions of law relating to the Dispute, including the reasons for the giving or denial of any award. The findings and conclusions and the award, if any, shall be deemed to be information subject to the confidentiality provisions of this Agreement.

         (e) ______ The Arbitrator is instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The Arbitrator is authorized to issue monetary sanctions against either party if, upon a showing of good cause, such party is unreasonably delaying the proceeding.

         (f) ______ Any award rendered by the Arbitrator will be final, conclusive and binding upon the parties and any judgment hereon may be entered and enforced in any court of competent jurisdiction.

         (g) ______ In connection with any arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the Arbitrator, the prevailing party in such a proceeding will be entitled to recover reasonable attorneys' fees and expenses incurred in connection with such proceeding in such amount as the Arbitrator deems equitable, in addition to any other relief to which it may be entitled.

         12.3 _____ Judicial Procedure. Nothing in Section 12.1 or 12.2 shall be construed to prevent any party from seeking from a court a temporary restraining order or other temporary or preliminary injunctive or other relief pending final resolution of a Dispute pursuant to such Sections. In addition, nothing in this Article shall be construed to prevent a party from instituting judicial proceedings at any time to avoid the expiration of any applicable limitations period or to preserve a superior position with respect to other creditors.

         12.4 _____ Obligation to Continue Performance Pending Resolution of a Dispute. Notwithstanding the foregoing provisions of this Article, the Members agree to continue performing, and to cause their respective Affiliates to continue performing, their respective obligations under this Agreement and the Ancillary Agreements pending the resolution of any Dispute that is being resolved hereunder unless and until such obligations are terminated or expire in accordance with the provisions of this Agreement or such Ancillary Agreements, unless such continued performance shall be forbidden or restricted by a court, arbitrator or other tribunal.

         12.5 _____ No Conflict. The Members agree that a law firm or attorney that represents the Company may simultaneously represent a Member in a matter adverse to another Member, and each Member consents to any such representation and waives all objections to such representation on the basis of conflict of interest.

                                  ARTICLE XIII
                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                         EMPLOYEES AND AGENTS; INSURANCE

         13.1 _____ Right to Indemnification. Each individual who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she or a Person of whom he or she is the legal representative is or was a Director, an Officer or is or was serving at the request of the Company as a former Director, Officer, Director, employee or agent of the Company (hereinafter an "Indemnitee"), whether the basis of such Proceeding is an alleged action in an official capacity as a Director, Officer, manager, employee or agent or in any other capacity while serving as a Director, Officer, manager, employee or agent, shall be indemnified and held harmless by the Company against all Damages and Expenses reasonably incurred by such Indemnitee in connection therewith, except to the extent such Damages and Expenses are caused by, arise out of, or relate to any receipt of a financial benefit to which such Indemnitee was not entitled or any knowing violation of any Requirements of Law; provided, however, that the Company shall indemnify any such Indemnitee seeking indemnification in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Managing Board.

         13.2 _____ Right to Advancement of Expenses. The right to indemnification conferred in Section 13.1 shall include the right to be paid by the Company the expenses (including reasonable attorneys' fees and disbursements) incurred in defending any such proceeding in advance of its final disposition; provided, however, that an advancement of expenses incurred by an Indemnitee shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 13.2 or otherwise.

         13.3 _____ Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Article XIII shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of this Agreement or any other agreement or otherwise.

         13.4 _____ Insurance. The Company may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Company against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under the Act.

         13.5 _____ Indemnification of Employees and Agents of the Company. The Company may, to the extent authorized from time to time by its Managing Board, grant rights to indemnification, and rights to the advancement of expenses, to any employee or agent of the Company to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of Directors and Officers.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

         14.1 _____ Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         14.2 _____ Entire Agreement. This Agreement, the Certificate of Formation, and the Ancillary Agreements and the Exhibits and Schedules hereto and thereto constitute the entire agreement among the parties hereto and their respective Affiliates and contain all of the agreements among such parties with respect to the subject matter hereof and thereof. This Agreement, the Certificate of Formation and the Ancillary Agreements and the Exhibits and Schedules hereto and thereto supersede any and all other agreements, either oral or written, between such parties with respect to the subject matter hereof and thereof.

         14.3 _____ Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

         14.4 _____ Amendment. This Agreement and the Certificate of Formation may be amended only by a written agreement signed by all Members, provided, however, that there shall be no amendment to this Agreement or the Certificate of Formation which would have a Material Adverse Effect upon a Member unless the amendment: (i) is consented to by such Member or (ii) by its terms applies to all Members and could have a disproportionately adverse effect upon such Member only due to some attribute of the Member itself (other than the Member's status as such), unless such attribute is specifically referred to in the amendment. Except with regard to an amendment that mandates the return of previously distributed amounts, there shall be no amendment that (x) increases a Member's obligation to make capital contributions to the Company or (y) imposes personal liability upon a Member for any debts or obligations of the Company unless, in each case, the amendment is consented to by such Member.

         14.5 _____ Investment Representations. Each of the undersigned Members understands (a) that the Units issued pursuant to this Agreement have not been registered under the Securities Act or any state securities laws (the "Securities Acts") because the Company is issuing these Units in reliance upon the exemptions from the registration requirements of the Securities Acts and, therefore, cannot be sold, transferred or otherwise disposed of unless registered under the Securities Acts or an exemption therefrom is available (b) that the Company has relied upon the fact that the Units are to be held by each Member for investment, and (c) that exemption from registrations would not be available if the Units were acquired by a Member with a view to distribution.

         Accordingly, each Member hereby confirms to the Company that such Member is acquiring its Units for such own Member's account, for investment and not with a view to the resale or distribution thereof without complying with an exemption registration under the Securities Acts. Each Member agrees not to transfer, sell or offer for sale any portion of the Units unless there is an effective registration or other qualification relating thereto under the Securities Acts or unless the holder of the Units delivers to the Company an opinion of counsel, satisfactory to the Company, that such registration or other qualification under such Securities Acts is not required in connection with such transfer, offer or sale. Each Member understands that the Company is under no obligation to register the Units or to assist such Member in complying with any exemption from registration under the Securities Acts if such Member should at a later date wish to dispose of the Units. Furthermore, each Member realizes that the Units are unlikely to qualify for disposition under Rule 144 of the Securities and Exchange Commission.

         Prior to acquiring Units, each Member has made an investigation of the Company and its business and the Company has made available to each such Member all information with respect thereto which such Member needed to make an informed decision to acquire the Units. Each Member considers itself to possess experience and sophistication as an investor which are adequate for the evaluation of the merits and risks of such Member's investment in Units.

         14.6 Binding Effect. Subject to the provisions of this Agreement relating to transferability, this Agreement will be binding upon and shall inure to the benefit of the parties, and their respective successors and assigns.

         14.7 _____ No Third Party Beneficiaries. Except as otherwise provided herein, no person other than a party hereto shall have any rights or remedies under this Agreement. Without limiting the foregoing, any obligations of the Members to satisfy their respective obligations to make Capital Contribution under this Agreement is an agreement only among the Members and, except as expressly provided in the Formation Agreement, no other Person shall have any rights to enforce such obligations.

         14.8 _____ Governing Law. This Agreement shall be governed by and construed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws doctrine. In particular, this Agreement is intended to comply with the requirements of the Act and the Certificate of Formation in the event of a direct conflict between the provisions of this Agreement and the mandatory provisions of the Act or any provision of the Certificate of Formation, the Act and the Certificate of Formation, in that order of priority, will control.

         14.9 _____ Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         14.10 ____ Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally, by courier or confirmed facsimile transmission or mailed (first-class postage prepaid) to the parties at the addresses or facsimile numbers set forth below:

         If to PS, to:

                           PrimeSource Corporation
                           Fairway Corporate Center
                           4350 Haddon Field Road, Suite 222
                           Pennsauken, NJ 08109-3377
                           Attention:  James Mullan
                           Telephone Number:(856) 488-4888
                           Telecopy Number: (856) 486-2999
         with a copy to:

                           PrimeSource Corporation
                           355 Treck Drive
                           Seattle, WA  98188
                           Attention:  Barry Maulding

                           Telephone Number:(206) 394-5582
                           Telecopy Number: (206) 394-5579


         If to Xeikon, to:

                           Xeikon America, Inc.
                           1360 WoodDale Road, Suite B
                           WoodDale, Il 60191
                           Attention:  Mr. Paul Peyrebrune
                           Telephone Number:(630)616-5600
                           Telecopy Number: (630) 616-9535


         and with copies to:

                           Xeikon N.V.
                           Vredebaan 72
                           2640 Morstel Belgium
                           Attention:  Mr. Alfons Buts
                           Telephone Number:+32 3 443 1312
                           Telecopy Number: +32 3 443 1309

                           Hogan & Hartson LLP
                           111 South Calvert Street, Suite 1600
                           Baltimore, Maryland 21202
                           Attention: Amy Freed
                           Telephone Number:  (410) 659-2774
                           Telecopy Number:  (410) 539-6981

         Notices to Transferee Members or Additional Equity Members shall be given in accordance with the notice instructions provided by such Members to the Company and other Members at the time of their admission to the Company.

         All such notices and other communications will (x) if delivered personally or by courier to the address provided in this Section, be deemed given upon delivery, (y) if delivered by facsimile transmission to the facsimile number provided in this Section, be deemed given when receipt of transmission has been orally confirmed by the sending party, and (z) if delivered by first class or registered mail in the manner described above to the address as provided in this Section, be deemed given five (5) Business Days after deposit in the United States mail (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other relevant parties.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the dates set forth below opposite their names, to be effective on the date first above written.

                                      MEMBERS:

                                      PRIMESOURCE CORPORATION


                                 By
                                     --------------------------------
Date: July  1, 2000
                              Name    James F. Mullan
                                     --------------------------------
                             Title    President
                                     --------------------------------


                                      XEIKON AMERICA, INC.


                                 By
                                    ----------------------------------
Date: July 1, 2000
                               Name  Paul H. Peyrebrune
                                    ----------------------------------
                              Title  President & CEO
                                    -----------------------------------

                                    EXHIBIT A

                                   DEFINITIONS


         "Accountants" means such firm of independent public accountants as shall be engaged by the Company to, among other things, review or audit the Company's annual financial statements.

         "Act" means the Delaware Limited Liability Company Act as it may be amended from time to time, and any successor to such Act.

         "Additional Capital Contribution" means all Capital Contributions, in whatever form, made to and accepted by the Company as permitted in the Operating Agreement, other than the Initial Capital Contributions. Such capital contributions include contributions made by Additional Equity Members in connection with their admission.

         "Additional Equity Member" means an additional Member admitted to the Company in accordance with the terms of this Agreement and who makes a Capital Contribution to the Company in connection with its admission to the Company.

         "Adjusted Capital Account" means, with respect to any Member of the Company, the balance, if any, in such Member's Capital Account as of the end of the relevant taxable year, after: (i) crediting to such Capital Account any amounts that such Member is obligated to restore pursuant to Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations (or is deemed to be obligated to restore) pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations) and (ii) debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations.

         "Adjusted Property" means any property the Gross Asset Value of which has been adjusted.

         "Affiliate" means, when used with reference to a specific Person, any Person that, directly or indirectly, or through one or more intermediaries, Owns or Controls, is Owned or Controlled by, or is under common ownership or common control with, such specific Person.

         "Agreed Value" means the fair market value of property that, in the case of property contributed at the Effective Date to the Company, is agreed upon by both PS and Xeikon, and in the case of property contributed after the Effective Date, is as determined by the Managing Board and agreed to by the contributing Member using any reasonable method of valuation.

         "Ancillary Agreements" means the agreements with PS and Xeikon regarding facilities, employees or services.

          "Approved Pledge" has the meaning specified at Section 6.3 of the Operating Agreement.

         "Arbitration Demand" has the meaning specified in Section 12.2(b) of the Operating Agreement.

         "Arbitrator" has the meaning specified in Section 12.2(b) of the Operating Agreement.

         "Bankruptcy Code" means Title 11 of the United States Code, as now in effect or as hereafter amended.

         "Bankruptcy Law" means, with respect to any Person, (i) the Bankruptcy Code and the rules and regulations promulgated thereunder or (ii) any other law in any jurisdiction applicable to such Person relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts of such Person.

         "Bankruptcy" means, with respect to any Person, the happening of any one or more of the following events: (a) a Person (or, in the case of any Person which is a partnership, any general partner thereof): (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy;
(iii) is adjudged a bankrupt or insolvent, or there has been entered against such Person (or general partner) an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking in respect of such Person (or general partner) any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person (or such general partner) in any proceeding of a nature described above; or (vi) seeks, consents or acquiesces in the appointment of a trustee, receiver, conservator or liquidator of such Person (or such general partner) or of all or any substantial part of such Person's (or such general partner's) properties; or
(b) 120 days after the commencement of any proceeding against any Person (or such general partner) seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if such proceeding has not been dismissed, or within 90 days after the appointment without such Person's (or such general partner's) consent or acquiescence of a trustee, receiver or liquidator of the Person (or such general partner) or of all or any substantial part of such Person's (or such general partner's) properties, if such appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, if such appointment is not vacated.

          "Business Day" means any day other than a Saturday or Sunday, the period from December 24 through January 1, or a day on which the FedWire System operated by the Federal Reserve Bank of New York is closed.

         "Capital Account" means, with respect to any Member, the capital account maintained for such Member in accordance with the following provisions:

         (a) ______ To each Member's Capital Account there shall be credited such Member's Capital Contributions, and such Member's distributive share of Profits and any items in the nature of income which are specifically allocated pursuant to Article V of the Operating Agreement and, without duplication, the amount of any liabilities of the Company assumed by such Member or which are secured by any property distributed by the Company to such Member.

         (b) ______ To each Member's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Property distributed to such Member pursuant to any provision of this Agreement, such Member's distributive share of Losses and any items in the nature of losses, deductions or credits which are specially allocated pursuant to Article V of the Operating Agreement and, without duplication, the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

         "Capital Contribution" means, from time to time, the total amount of cash and the Agreed Value of other property, if any, including Initial Capital Contributions and Additional Capital Contributions, contributed to the Company by all the Members or any one Member of the Company, as the case may be.

         "Capital Notice" has the meaning specified in Section 4.3 of the Operating Agreement.

         "Capitalized Lease Obligations" of any Person means, as of any date as of which the amount thereof is to be determined, the amount of liability capitalized or disclosed (or which should be capitalized or disclosed) in accordance with generally accepted accounting principles consistently applied in a balance sheet of such Person in respect of any lease or any property (whether real, personal or mixed) by that Person as lessee which would, in conformity with generally accepted accounting principles consistently applied, be required to be accounted for as a capital lease on such Person's balance sheet.

         "Cash Equivalents" means cash, accounts with banks, securities brokerage companies, or other financial institution, certificates of deposit, and other items that would be treated as cash or cash equivalents under GAAP.

         "Certificate of Formation" means the Certificate of Formation of the Company described in Section 2.1 of the Operating Agreement.

         "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          "Company" means Canopy, LLC, the Delaware limited liability company formed by the filing of the Certificate of Formation, as constituted from time to time.

         "Company Property" means all interests, properties, whether real or personal, and rights of any type owned or held by the Company, whether owned or held by the Company at the date of its formation or thereafter acquired.


         "Consequential Damages" means any liability, loss, expense or punitive damage, whether in an action arising out of breach of warranty, breach of contract, delay, negligence, strict tort liability or otherwise, for indirect, special, reliance, incidental or consequential damages or commercial loss, injury or damage, including loss of revenues, profits or use of capital or production.

         "Contributed Property" means property (including tangible assets, licenses, or other property rights) or other consideration (other than cash) contributed by a Member to the Company as a Capital Contribution.

         "Contributing Member" has the meaning specified in Section 4.5(a) of the Operating Agreement.

         "Control" means the power to direct the management or affairs of a Person, but only for so long as such power continues.

         "Copyrights" means United States and foreign copyrights, whether registered or unregistered, and pending applications to register the same.

         "Costs" means all direct costs, expenses or charges plus all indirect costs, expenses or charges, including allocations of overhead, that are reasonably allocable.

         "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal or other Governmental Body and any award in any arbitration proceeding.

         "CPR Rules" means the CPR Non-Administered Arbitration Rules as in effect from time to time, promulgated by the CPR Institute for Dispute Resolution or successor organization.

         "Damages" means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, deficiencies or other charges.

          "Direct Dispute" has the meaning specified in Section 12.1 of the Operating Agreement.

         "Directors" means at any time the Persons designated and elected in accordance with Section 8.2 of the Operating Agreement to serve on the Managing Board.

         "Dispute" has the meaning specified in Section 12.1 of the Operating Agreement.

         "Disputing Party" has the meaning specified in Section 12.2 of the Operating Agreement.

         "Distributable Funds" means all funds received (or released from reserves) by the Company (including all interest income from temporary investments made by the Company pending distribution of the foregoing proceeds) that are, at the discretion of the Managing Board, available for distribution to the Members; provided, however, that Distributable Funds do not include Additional Capital Contributions, the proceeds of any other equity financing, or the proceeds of any debt financing or refinancing.

         "Effective Date" means July 1, 2000.

         "Electing Member Offerees" has the meaning specified in Section 6.2(b) of the Operating Agreement.

         "Employment Related Claim," as used with respect to any Member, means:
(a) any claim, whether groundless or otherwise, arising out of, incident to or in connection with, in whole or in part, (i) the death or bodily injury of any agent, servant, employee of such party to the extent caused or contributed to by such party, its agents, servants, employees or (ii) the damage, loss or destruction of any real or personal property owned or leased by the other party caused or contributed to by such first party, its agents, servants, employees; and (b) any claim, whether groundless or otherwise, arising out of, incident to or in connection with, in whole or in part, such first party's employment of or contracting with its agents, servants and employees, including any claims for employment payments, employment-related benefits or termination benefits to such party's agents, servants and employees and any discrimination, contract or tort claims concerning or involving such party's agents, servants and employees.

         "Encumbrance" means any lien (including any tax lien), claim, charge, security interest, mortgage, pledge, easement, conditional sale or title retention agreement, defect in title, covenant or other restriction of any kind.

         "Expenses" means any and all reasonable expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified under the applicable agreement (including court filing fees, court costs, arbitration fees or costs, witness fees and reasonable fees and expenses of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

         "Fiscal Year" has the meaning specified in Section 10.5 of the Operating Agreement.

         "Governmental Approval" means any consent, approval or authorization of, or declaration, filing or registration with, or notice to, or order or action of, any court, administrative agency or other Governmental Body.

         "Governmental Body" means any foreign, federal, state, local or other governmental authority or regulatory body.

         "Gross Asset Value" means, with respect to any asset, the adjusted basis of the asset for federal income tax purposes, adjusted as follows:

                  (a) ______ The initial Gross Asset Value of any asset contributed (or deemed contributed under Regulations ss. 1.708-1(b)(1)(iv)) by a Member of the Company to the Company will be the Agreed Value of the asset on the date of the contribution.

                  (b) ______ The Gross Asset Values of all Company Property will be adjusted to equal the respective fair market values:

                           (i)      if the Members of the Company by  Majority
Vote  determine  an  adjustment  is
necessary or appropriate to reflect the relative economic interests of the Members in the Company, as of (1) the acquisition of an additional Membership Interest in the Company by any new or existing Member of the Company in exchange for more than a de minimis capital contribution; or (2) the distribution by the Company to a Member of the Company of more than a de minimis amount of Company Property as consideration for a Membership Interest in the Company; and

                           (ii)     as   of   the    liquidation   of   the
Company   within   the   meaning   of Section 1.704-1(b)(2)(ii)(g) of the
Treasury Regulations or the incorporation of the Company.

                  (c) ______ The Gross Asset Value of any Company Property distributed to any Member of the Company will be the fair market value of the property on the date of distribution.

                  (d) ______ The Gross Asset Values of Company Property will be increased or decreased to reflect any adjustment to the adjusted basis of the assets under Code Section 734(b) or 743(b), but only to the extent that the adjustment is taken into account in determining Capital Accounts under Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, provided that Gross Asset Values will not be adjusted under this paragraph (d) to the extent that the Members of the Company by Majority Vote determine that an adjustment under paragraph (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment under this paragraph (d).

                  (e) ______ After the Gross Asset Value of any asset has been determined or adjusted under paragraphs (a), (b) or (d), Gross Asset Value will be adjusted by subsequent depreciation taken into account with respect to the asset for purposes of computing Profit or Loss.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Indemnitee" has the meaning specified at Section 13.1 of the Operating Agreement.

         "Indirect Dispute" has the meaning specified in Section 12.1 of the Operating Agreement.

         "Initial Capital Contribution" means the Capital Contributions to be made by PS and Xeikon pursuant to Section 4.1 of the Operating Agreement.

         "Initial Members" of the Company means PS and Xeikon.

         "Interested Member" has the meaning specified in Section 9.6 of the Operating Agreement.

         "Liquidator" has the meaning specified in Section 11.2(a) of the Operating Agreement.

         "Majority Vote" means (a) with respect to actions to be taken by the Members of the Company, the affirmative vote or consent of Members of the

Company holding at least a majority of the Units then outstanding, and (b) with respect to the actions to be taken by the Managing Board of the Company, the affirmative vote or consent of a majority of the Directors.

         "Manager" has the meaning attributed to that term in the Act.

         "Managing Board" has the meaning specified in Section 8.1 of the Operating Agreement.

         "Material Adverse Effect" means a material adverse effect on (i) the business of the Company or (ii) the ability of any Member or any Affiliate thereof to perform their respective obligations under this Agreement or any of the Ancillary Agreements.

         "Material Contract" means (a) any material license agreement to which the Company or any of its Affiliates is a party either as licensee or as licensor, (b) any of the Ancillary Agreements, (c) any contract which involves payments either to or by the Company or any of its Affiliates in excess of $100,000 in any Fiscal Year, other than normal distributor agreements with vendors, (d) any contract to which the Company or one of its Affiliates is a party with a term of more than one year, (e) any contract that includes an exclusivity or non-compete provision that would restrict any material activities of the Company and (f) any insurance contract of the Company or any of its Affiliates in excess of $1,000,000.

         "Member Exercise Notice" has the meaning specified in Section 6.2(b) of the Operating Agreement.

         "Member Nonrecourse Debt" means any liability (or portion thereof) of the Company that constitutes debt which, by its terms, is nonrecourse to the Company and the Members of the Company for purposes of Section 1.1001-2 of the Treasury Regulations, but for which a Member of the Company bears the economic risk of loss, as determined under Section 1.704-2(b)(4) of the Treasury Regulations.

         "Member Offer Notice" has the meaning specified in Section 6.2(b) of the Operating Agreement.

         "Member Offer Period" has the meaning specified in Section 6.2(b) of the Operating Agreement.

         "Member Offered Interest" has the meaning specified in Section 6.2(b) of the Operating Agreement.

         "Member Offerees" has the meaning specified in Section 6.2(b) of the Operating Agreement.

         "Member Right of First Refusal" has the meaning specified in Section 6.2(a) of the Operating Agreement.

         "Member Transaction" has the meaning specified in Section 5.14 of the Operating Agreement.

         "Members" means at any time the Persons who own Membership Interests in the Company.

         "Minimum Gain" means the amount determined by computing with respect to each Nonrecourse Liability of the Company the amount of gain, if any, that would be realized by the Company if it disposed of the property securing such liability in full satisfaction thereof, and by then aggregating the amounts so computed.

          "Non-Contributing Member" has the meaning specified in Section 4.5(a) of the Operating Agreement.

         "Nonrecourse Liability" means a liability (or that portion of a liability) with respect to which no Member of the Company bears the economic risk of loss as determined under Section 1.704-2(b)(3) of the Treasury Regulations.

         "Notification" means a notice in writing that, where applicable, complies with the notification procedures of Section 14.10 of the Operating Agreement.

         "Officer" means any officer of the Company appointed directly by the Managing Board of the Company or whose appointment is approved by the Managing Board.

         "Operating Agreement" means the Canopy, LLC, Limited Liability Company Agreement among initially PS and Xeikon, to which agreement these definitions are attached, as amended from time to time in accordance with the terms thereof.

         "Own" or "Ownership" means to own, or the possession of beneficial ownership of, more than fifty percent (50%) of the equity securities or interest of the Person, but only so long as such ownership continues.

         "Percentage Interest" means, with respect to any Member as of any date, the ratio (expressed as a percentage) of the numbers of Units held by such Member on such date to the aggregate Units held by all Members as such date. The Percentage Interest of each Member immediately after the Effective Date is set forth on Schedule I. Schedule I shall be amended from time to time to reflect the adjustments to the Percentage Interests.

         "Permitted Encumbrances" means (a) Encumbrances for taxes and other governmental charges and assessments which are not yet due and payable, (b) Encumbrances of landlords and Encumbrances of carriers, warehousemen, mechanics and materialmen and other liens arising in the ordinary course of business for sums not yet due and payable and (c) other Encumbrances on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of property affected by such Encumbrance.

         "Person" means any general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

         "Proceeding" has the meaning specified in Section 13.1 of the Operating Agreement.

         "Profit" or "Loss" means, for each Fiscal Year or other period, an amount equal to the Company's net taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                   (a) _____ Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profit or Loss shall be added to such taxable income or loss;

                  (b) ______ Any Section 705(a)(2)(B) expenditures not otherwise taken into account in computing Profit or Loss, shall be subtracted from such taxable income or loss;

                  (c) ______ In the event the Gross Asset Value of any Company Property is adjusted pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations or other pertinent sections of such Treasury Regulations or this Agreement, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property for purposes of computing Profit and Loss;

                  (d) ______ In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation with reference to the Gross Asset Value of Company Property (if different from its adjusted tax basis) pursuant to Section 1.704-1(b)(2)(iv)(g) for such Fiscal Year or other period;

                  (e) ______ Gain or loss resulting from any disposition of Adjusted Property shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property may differ from its Gross Asset Value; and

                  (f) ______ Notwithstanding any other provisions, any items which are specially allocated pursuant to Sections 5.3, 5.4, 5.5, 5.8, and 5.9 of the Operating Agreement shall not be taken into account in computing Profit or Loss.

         "Proprietary Information" has the meaning specified in Section 10.10 of the Operating Agreement.

         "Protected Party" has the meaning specified in Section 10.10 of the Operating Agreement.

         "Public Offering" means a registered offering of securities to the public under the Securities Act.

         "Regulatory Allocations" mean, with respect to any Fiscal Year, any allocations made pursuant to the provisions of Sections 5.3, 5.4, 5.5, 5.8, and
5.9 of the Operating Agreement.

         "Requirements of Law" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any court or Governmental Body or common law or any consent decree or settlement agreement entered into with any Governmental Body.

         "Sale" means any change in the record ownership of Units including any transfer that would result in any Member ceasing to own its Units, whether made voluntarily or involuntarily by operation of law.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Sell" means the undertaking of a Sale.

         "Senior Officer" means a senior officer of a Member who is not a member of the Managing Board of the Company.

         "Software" means any computer software programs, in object code or source code, and includes all manuals and documentation related thereto.

         "Subsidiary" of any Person means any Person in which such first Person owns a majority of the equity and voting interests, either directly or through one or more Subsidiaries.

         "Substantially-Owned Affiliate" means, when used with reference to a specific Person, any Person that, directly or indirectly, or through one or more intermediaries, owns and controls, is owned and controlled by, or is under common ownership and common control with, such specific Person. As used in this definition, "control" means the ability to elect a majority of directors of a Person or control of a similar type for a non-corporate entity and "ownership" means the beneficial ownership of more than eighty percent (80%) of the equity securities or interest of the Person, in each case, only so long as such ownership or control continues.

         "Tax Matters Partner" has the meaning specified in Section 10.8 of the Operating Agreement.

         "Territory" means the United States of America and Canada.
          ---------

         "Trade Secrets" means information, including a formula, pattern, compilation, program, device, method, technique or process, that: (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain secrecy.

         "Trademarks" means United States, state and foreign trademarks, service marks, logos, trade dress and trade names, whether registered or unregistered, and pending applications to register the foregoing.

         "Transfer" means any direct or indirect Sale, assignment, pledge, encumbrance or other transfer of any Units or rights in associated therewith (including Voting Interests associated therewith), whether made voluntarily or by operation of law. "Transfer" shall include any transfer of voting rights through voting agreements, proxies (other than proxies granted to an employee or agent acting on behalf of the Member granting such proxy), voting trusts or otherwise.

         "Transferred Membership Interest" has the meaning specified at Section
4.3 of the Operating Agreement.

         "Transferee Member" means an additional Member admitted to the Company in accordance with the terms of this Agreement upon transfer of an existing Member's Units.

         "Treasury Regulations" means the regulations promulgated by the U.S. Treasury Department pursuant to the Code.

         "Units or Unit" means an ownership interest in the Company represented by a Capital Contribution of $1,000.

         Capitalized terms not set forth above but otherwise defined in an Ancillary Agreement shall have the meaning set forth in such Ancillary Agreement.

                                   EXHIBIT B

                            Value Adding Distributor

                                    AGREEMENT

Between                           XEIKON AMERICA, Inc.
                                  1360 N. wood Dale Road Suite B
                                  Wood Dale - Illinois 60191

                                  hereinafter referred to as
                                  "XEIKON"

and                              Canopy,LLC
                                 355 Treck Drive
                                 Seattle, WA 98188
                                 U.S.A.
                                 hereinafter referred to as
                                 "DISTRIBUTOR"

                                                                    P. 2 of 17

 Contents
 1 . Definitions .............................................................4
 2. Subject matter ...........................................................5
 3. Marketing of the Contractual Products.....................................5
 4. Changes to the Contractual Products ......................................7
 5. Forecasting, Ordering and Delivery Periods. ..............................7
 6. Prices and Terms of Payment ..............................................8
 7. Licensed Software ........................................................8
 8. Warranty ................................................................10
 9. Technical documentation .................................................10
 10. Trademark ..............................................................10
 11. Intellectual Property Rights and Copyright License .....................11
 12. Proprietary and Confidential Business Information ......................12
 13. Force Majeure ..........................................................13
 14. Term and Termination ...................................................13
 15. Provisions surviving the Termination of the Agreement ..................15
 16. Governing Law and Jurisdiction .........................................15
 17. Miscellaneous ..........................................................15

                                                               P. 3 of 17
Exhibit I List of Contractual Products and Prices

Exhibit If Specifications

Exhibit III Order, Forecast and Delivery Procedures

Exhibit IV: Service Contract Type A and Type B

Exhibit V: Return of crates

Exhibit VI Return of Defective Parts

Exhibit VII Spare Part List

                                                                  P. 4 of 17

Whereas,

(1) _______ XEIKON has developed a digital colour printing system and is willing to make available to DISTRIBUTOR such system and the associated Consurnables, Usage Parts, Accessories and Options.

(2) DISTRIBUTOR is active as a systems integrator in the graphic arts industry, providing turnkey solutions and network and pre-press support to end users;

now therefore, it Is hereby agreed by and between the parties hereto as follows:

1. Definitions

1. 1. "Agreement" shall mean this Value Adding Distributor Agreement between Xeikon and DISTRIBUTOR.

1.2. "Contractual Products" shall mean the Products supplied by XEIKON identified in Exhibit I hereunto attached as

          a) Configured Systems
          b) Options and Accessories
          c) Consurnables
          d) Usage Parts

           Modifications and/or additions to Exhibit I will be issued from time to time.

1.3. ______ "Specifications" shall mean the technical specifications of the Contractual Products as set forth in Exhibit 11 hereunto attached and/or in such Exhibits as may be issued and agreed upon from time to time pursuant to the provisions of article 4 hereof.

1.4. ______ "Term of the Agreement" shall mean the period of time commencing on the "Effective Date" and ending upon termination of this Agreement under article 14, or as otherwise provided herein.

1.5.     "Effective Date" shall be July 1, 2000.

1.6. ______ The term "Ex Works" shall be interpreted in accordance with the "Inco Terms" as most recently published by the International Chamber of Commerce, Paris.

1.7. ______ "Service Contract" shall mean the agreement between XEIKON and the end user of a Configured System whereby XEIKON agrees to maintain and service the Configured System according the terms and conditions set forth in Exhibit V hereunto attached.

1.8. _______ "Licensed Program" shall mean any XEIKON supplied software included in the Contractual Products as per Exhibit 1, including basic and related materials pertinent to said Licensed Program and any updated program or program portion furnished to DISTRIBUTOR by XEIKON in connection with a Licensed Program.

1.9. _______ "Use of a Licensed Program" shall mean installing 1 (one) copy of a Licensed Program or a portion thereof on a single Configured System or other computer as necessary for the operation of the Contractual Products.

                                                                     P. 5 of 17

 1.10. "Spare Parts" shall mean all the spare parts of the Configured Systems, as defined in Exhibit VII.

2. Subject matter

          Subject matter of this Agreement is the sale by XEIKON to DISTRIBUTOR and, correlafively, the purchase by the latter from the former of Contractual Products in accordance with the terms and conditions herein set forth.

3. Marketing of the Contractual Products

3.1. Subject to the provisions set forth in Articles 11 and 12 of this Agreement, DISTRIBUTOR shall have the right to use, sell, lease or otherwise, in the normal course of its business activities, dispose of the Contractual Products in its own name and for its own account; this right will be limited to the following geographical area: U.S.A. and Canada.

3.2. _______ Nothing in this agreement shall preclude XEIKON from itself marketing and selling the Contractual Products. Furthermore, nothing in this Agreement shall preclude XEIKON from appointing at any time one or more additional distributors within the geographical area referred to in Article 3.1. For the avoidance of doubt, DISTRIBUTOR shall not have any right to commission on any sales of the Contractual Products by XEIKON or by another distributor.

3.3. For every calendar year a target for the number of Configured Systems purchased by and shipped to DISTRIBUTOR will be established after consultation in good faith between both parties. For every calendar year a target for the number of Configured Systems purchased by and shipped to DISTRIBUTOR will be established after consultation in good faith between both parties. The annual and quarterly targets will be established as part of the process of establishing the annual operafing budget of DISTRIBUTOR and YAII require approval of the Managing Board of DISTRIBUTOR by the unanimous vote of all its Directors.

3.4. ______ DISTRIBUTOR shall only sell and supply to its clients the Options and Accessories, Consurnables and Usage Parts procured from XEIKON as defined in Exhibit I to be used with the Configured Systems.

3.5. ______ DISTRIBUTOR shall consult with XEIKON as to the competitive nature of any products prior to entering into any agreement with the supplier of a possibly competitive product.

3.6. In case DISTRIBUTOR violates the provisions oi Article 3.4 XEIKON may terminate the Agreement as per Article 14.3.

3.7. ______ It is assumed for the implementabon of the Agreement that DISTRIBUTOR has developed the technical capability to (i) be thoroughly familiar with Contractual Products, and (ii) provide a systems integration and network and pre-press support service. As a consequence thereof, DISTRIBUTOR will require of XEIKON only minimal technical, administrative and/or marketing support for the systems integration and network pre-press support. DISTRIBUTOR will remain responsible for the systems integration networking and pre-press support at all times.

                                                                     P. 6 of 17

3.8 ________ Without the prior written consent of XEIKON, DISTRIBUTOR shall not be entitled to appoint any other sub-distributor or commercial agents for the sale of the Contractual Products in the geographical area defined in Article 3. 1.

3.9 ________ DISTRIBUTOR shall enter into commercial sales agreements for the Contractual Products solely for its own account. Except as otherwise provided for concerning the Service Contracts in Article
           3.13 hereof, (i) nothing in this Agreement shall be construed as creating between XEIKON and DISTRIBUTOR any agency, employee or similar relationship or any joint venture or common enterprise and
           (ii) DISTRIBUTOR shall not have the right to engage XEIKON vis-A-vis any third parties and shall not make any commitments or representations on behalf of XEIKON except with the prior written consent of XEIKON.
           All expenses relating to the marketing of the Contractual Products and the Service Contracts in the geographical area defined in Article 3.1, will be borne solely by DISTRIBUTOR.

3.10 _______ DISTRIBUTOR, when marketing the Contractual Products, shall not make any claim with respect to the Contractual Products that is not previously approved by XEIKON in writing or that is contrary to this Agreement.

3.11 _______ DISTRIBUTOR shall ensure that, besides an adequate central management and marketing staff to ensure adequate coverage throughout the USA, at least 9 of its sufficiently qualified market development managers will be dedicated to the Contractual Products on a full-time basis. Moreover, DISTRIBUTOR's general sales force will benefit from a rewarding commission plan for the sales of the Contractual Products.

          DISTRIBUTOR shall devote considerable and sustained efforts to the marketing of the Contractual Products in accordance with a marketing and promotional plan mutually agreed to and revised from time to time by XEIKON and DISTRIBUTOR.

 3.12. _____ Xeikon grants DISTRIBUTOR the right to market, in the name and for the account of XEIKON, the Service Contracts to purchasers and end users of the Configured Systems within the geographical area referred to in Article 3.1. For every Service Contract marketed by DISTRIBUTOR and concluded between XEIKON and purchasers/ end users, DISTRIBUTOR shall be entitled to a commission of 10% on the annual fee payments made by the purchaser/end user regarding the Service Contract.

          Nothing in this Agreement shall preclude XEIKON from marketing and selling the Service Contracts or from appointing at any time one or more additional agents for the marketing and sale of the Service Contracts within the geographical area referred to in the preceding paragraph.

 3.13. ____ Each year DISTRIBUTOR shall transmit to XEIKON a copy of its audited annual accounts forthwith after the approval thereof by the annual-shareholders meeting.

3.14 ____________________________ DISTRIBUTOR will provide a copy of every completed end user sales contract no later than 15 days after the date of such contfact and in any case before the installation site survey by Xeikon.

                                                                     P. 7 of 17

4. Changes to the Contractual Products

4.1. XEIKON shall have the liberty from time to time to adapt the Contractual Products to technological progress and changing market requirements.

4.2. _______ During the Term of the Agreement DISTRIBUTOR may from time to time request in writing to modify the design and/or specifications of the Contractual Product where in its opinion, based on its experience with Contractual Products in the field, such modifications could possibly enhance the performance of the Contractual Products. On a case by case basis XEIKON will examine such requests without however being under any obligation to implement these modifications.

4.3. DISTRIBUTOR shall not modify any Contractual Product without the prior agreement in writing from XEIKON. Any such agreement shall include provisions to the effect that DISTRIBUTOR shall not acquire any right, licence or interest in the adaptabons/modifications to be made to the Contractual Products, nor in the Contractual Products as modified/adapted, and that XEIKON shall retain or acquire, as the case may be, and without any compensation being due to DISTRIBUTOR or others, any and all rights and interests (including but not limited to trademarks, patents and know-how) in the modifications/adaptations and in the Contractual Products as modifiedJadapted.

4.4 ________ Nothing in this Agreement shall preclude XEIKON from discontinuing the production of one or more of the Contractual Products, and XEIKON shall not have any liability to DISTRIBUTOR for any such disconfinuation.

5. Forecasting, Ordering and Delivery Periods

5.1.       The forecasting, ordering and delivery procedures are attached in
           Exhibit Ill.

5.2. For all purchase orders submitted by DISTRIBUTOR, the following shall apply:

          (1) All terms and conditions contained in such purchase orders which are inconsistent with or in contradiction with the terms and conditions defined in the Agreement are superseded by the terms of the Agreement.

          (2) XEIKON shall have no obligation to accept any purchase order containing any term or condition contradictory to the Agreement or its Exhibits.

          (3) XEIKON shall have no obligation to accept any purchase order for any product not listed in Exhibit 1.

          (4) XEIKON shall not be deemed to have accepted any of the terms and conditions of any contract between DISTRIBUTOR and any third patty, even in the case reference is made to such contract in the purchase order to XEIKON.

5.3. _______ Upon receipt of a purchase order submitted in accordance with the terms and conditions of the Agreement, XEIKON shall give DISTRIBUTOR within seven working days, notice of acceptance of such order (which notice shall also include the approximate time of delivery), or of disagreement with any of the terms contained in the order.

          If XEIKON fails to give such written notice of acceptance in due time, the order shall be deemed to be accepted by XEIKON.

                                                                     P. 8 of 17

6. Prices and Terms of Payment

6.1. _______ The prices for the Contractual Products are stated in Exhibit I to this Agreement in U.S. Dollars, and do not include any taxes or duties, which shall be bome entirely by DISTRIBUTOR. The packaging of the Configured Systems remains the sole property of XEIKON, and shall be returned forthwith according to the procedure as defined in
           Exhibit VI hereto.

6.2. _______ The prices contained in Exhibit I shall remain valid until 30 days after receipt by DISTRIBUTOR of a new price list, which will be sent by XEIKON to DISTRIBUTOR by registered mail or express courier or by telefax: (receipt of which is to be confirmed).

6.3. _______ DISTRIBUTOR shall pay all invoices of XEIKON in full within thirty days after the invoice date. Payments of invoices shall be handled in such a manner by DISTRIBUTOR that the amounts, (net of any bank or other payment related charges), are received in the currency specified on the invoice at the bank account specified by XEIKON.

          Unpaid invoices shall, without any notice from XEIKON being due, carry an interest of 2% over the base bank rate in Belgium, and calculated on an annual basis, which starts to run on the date that payment should have been made.

6.4. Unless otherwise agreed upon in writing the Contractual Products will be delivered Ex Works, Chicago.

          XEIKON shall retain tifle over the Contractual Products until payment has been received in full. Thereupon title shall pass to DISTRIBUTOR. XEIKON shall assume all risk of loss of, or damage to the Contractual Products until the delivery Ex Works. The risk of loss and accordingly all damages after the delivery shall be the responsibility of DISTRIBUTOR.

6.5. ______ Xeikon may at any time decide and notify by registered letter, that from then on all payments have to be made by letter of credit, acceptable to Xeikon.

6.6. ______ The commission as defined in article 3.13 of the present agreement shall be paid to DISTRIBUTOR in the following way for every annual fee payment XEIKON receives from the end customer regarding a Service Contract marketed by DISTRIBUTOR, XEIKON shall pay 10% thereof to DISTRIBUTOR within 30 days.

7. Licensed Software

7.1. XEIKON hereby grants to DISTRIBUTOR a non-exclusive Ucense solely for purpose of (i) distribution, (ii) use and (ii)i sublicense for use of any Licensed Program, on the Configured Systems in machine readable form, in accordance with the terms and conditions of this Article 7. No other license (such as a manufacturing license) is granted or shall be deemed to be granted with respect to the Contractual Products. Such license shall be granted solely for the geographical area identified in Article 3. 1.

          All software provided hereunder is licensed to DISTRIBUTOR by XEIKON, pursuant to the terms of Section 7. Use of any Licensed Program in any other way than described in the XEIKON supplied documentation of the Contractual Products may be subject to additional terms and conditions that are not part of this Agreement.

                                                                     P. 9 of 17

7.2. Neither title nor ownership of the Licensed Program or any of its parts, nor in any applicable rights therein such as patents, copyrights and trade secrets is transferred to DISTRIBUTOR. DISTRIBUTOR recognises that the Licensed Program may be copyrighted. Neither this license nor the use by DISTRIBUTOR of the Licensed Program shall cause or be construed as causing the Licensed Program to be in the public domain. Except as specifically set forth herein, or as may be permitted in writing by XEIKON, DISTRIBUTOR shall not (i) provide, transmit or otherwise make available the Licensed Program or any part or copies thereof to any third party or
           (ii) reverse engineer, reverse compile or reverse assemble the Licensed Program. XEIKON may supply, as part of the Contractual Products and in association with a Licensed Program, one or more Copy Protection Hardware Devices of which typically 1 (one) piece is installed in order to enable the operation of a specific copy of a Licensed Program or part thereof. Except as specifically set forth herein, or as may be permitted in writing by XEIKON, DISTRIBUTOR shall not duplicate or reverse engineer a Copy Protection Hardware Device or simulate its operation by means of another device and/or software program.

          DISTRIBUTOR may make a number of copies of a Licensed Program to any form of electronic media for the purpose of backup only. DISTRIBUTOR may also transfer a copy of any Licensed Program to another Contractual Product or computer provided that the Licensed Program is removed from the Contractual Product or computer from which it its transferred.

7.3.      Terms and Conditions of sub licensing ("Sub Licensing")

1. _______ Subject to the terms and conditions as set forth herein, DISTRIBUTOR may Sub License the Licensed Program to (and only to) its customers ("Sub Licensees") to whom DISTRIBUTOR sells or leases Configured Systems. The Sub Ucense agreement DISTRIBUTOR executes with its Sub Licensees shall be in writing, (a copy of which will be supplied to XEIKON) and shall at a minimum, give effect to the following principles :


                       a. limitation of use of the Licensed Program to the Configured System sold or leased by DISTRIBUTOR to the Sub Licensee

                       b.  incorporation  of the  terms  and  conditions  of
                       Article 7.2 with regard to use and protection of the Licensed Program.

                       c. inclusion of a disclaimer as to the implied warranties and to any and all consequential damages as included in Exhibit IV.

                 2. DISTRIBUTOR agrees that it shall register all Sub Licences with appropriate government agencies, if such registration is required in order for such Sub Licence to be valid and/or enforceable. -,

                 3. A Sub License shall only be available to parties who have purchased or leased the Contractual Products directly from DISTRIBUTOR. However DISTRIBUTOR commits to XEIKON that in case any Sub Licensee would sell or lease a contractual product (or part thereof) to a third party, such transfer will be notified immediately to XEIKON accompanied by a written request to transfer the Sub Licence from Sub Licensee to such third party. XEIKON shall not unreasonably withhold its consent to the requested transfer.

                                                                   P. 10 of 17

                 4. DISTRIBUTOR, at its sole expense, agrees to (i) act against any Sub Licensee who has breached the terms of the Sub License agreement and (ii) to any extent permitted by law, co-operate with XEIKON in any proceeding against Sub Licensee for breach or violation of any terms of such Sub License agreement.

8. Warranty

8.1. _______ Xeikon will provide Warranty directly to the purchaser/ end customer with whom a Service Contract is concluded, and subject to the terms and conditions set forth therein.

8.2 This Warranty is granted and applicable between XEIKON and the end customer.

          To the extent that they are covered by the Warranty and are made within the applicable time limit, XEIKON agrees to take direct remedial action with respect to warranty claims of end users of the Contractual Products.

          DISTRIBUTOR shall, with regard to the Contractual Products, refrain from any representations or commitments which are not covered by the Warranty.

          DISTRIBUTOR shall indemnify XEIKON for any claims or liabilities resulting from any representation or commitment made by DISTRIBUTOR with regard to the Contractual Products if such claims or liabilities are the result of a representation or commitment which does not fall within the scope of the Warranty as set forth in the Service Contracts.

8.3.       Warranty procedure

          Return of defective SPARE PARTS and the related documentation has to comply with the procedure "Retum of Defective Parts" as defined in
          EXHIBIT IV.

8.4. The provisions of article 8 shall continue to apply after termination of the Agreement.

9.       Technical documentation

          DISTRIBUTOR will receive from XEIKON the necessary technical documentation with respect to the Contractual Products to be able to perform as a system integration and network and pre-press support provider.

10.      Trademark

 10.1. _____ DISTRIBUTOR shall market the Contractual Products purchased under this Agreement only under XEIKON's name(s), trademark(s) and/or logo(s).

 10.2. _____ XEIKON shall, at its own expense, defend any suit instituted against DISTRIBUTOR or his customer(s), alleging an infringement of any trademark right and/or any intellectual property right with respect to names, colors and/or logos arising out the sale of the Contractual Products under XEIKON's name(s), trademark(s), color(s), and shall indemnify DISTRIBUTOR or its customers against any award of damage and costs and expenses incurred in connection therewith (including reasonable attomey's fees) made against DISTRIBUTOR or his customers(s) involving a claim that any of the Contractual

                                                                    P. 11 of 17

           Products constitutes an infringement of any such trademark right, provided that DISTRIBUTOR gives XEIKON prompt notice in writing of any notice or claims of infringement and permits XEIKON trough XEIKON's counsel to defend the same and gives XEIKON all available information, assistance and authority to enable XEIKON to assume such defence.

 10.3. XEIKON shall have control of the defence of any such suit, including appeals from any judgement therein and any negotiations for the settlement or compromise thereof VAth full authority to enter into a binding settlement or compromise. In the event that any Contractual Product is held to constitute infringement and its use is enjoined, XEIKON shall at its option and expense (i) procure for DISTRIBUTOR the right to continue using such Contractual Product (ii) provide the necessary parts and documentation to replace or modify such Contractual Product so that it no longer infdnges, or (iii)grant DISTRIBUTOR a credit for such Contractual Product upon its return to XEIKON less reasonable depreciation for use, damage and obsolescence.

10.4. Except for Article 11 hereof, Articles 10.2 and 10.3 above state the entire liability of XEIKON for or resulting from infringement of any trademark right and/or any intellectual property right with respect to names, colors and/or logos or claim thereof with respect to Contractual Products sold under this Agreement. DISTRIBUTOR shall promptly inform XEIKON in writing of any infringement of XEIKON's trademark right and/or any intellectual property right with respect to names, colors and/or logos by a third party that DISTRIBUTOR has become aware of. XEIKON shall have the sole right to decide whether of not proceedings shall be brought against such third parties and DISTRIBUTOR itself is not entitled to start such proceedings. In the event that XEIKON decides to take action against such third parties, DISTRIBUTOR agrees to co-operate fully with XEIKON, with the understanding that all expenses shall be bome by XEIKON and any and all damages which may be recovered shall be solely for the account and benefit of XEIKON.

 10.5. _____ XEIKON will provide DISTRIBUTOR with a specificabon for the use of the XEIKON logo. DISTRIBUTOR may use the XEIKON logo and color in promotional material, events and such related circumstances. XEIKON's logo or color must not be modified or deviate in any way from such specification.

 10.6. _____ Any rights of DISTRIBUTOR under this Article 10 to use the trademarks, names, colors and/or logos from XEIKON are valid for the Term of the Agreement only, and upon termination of this Agreement DISTRIBUTOR shall cease forthwith to use in any way XEIKON's names(s), trademark(s) and/or logo(s).

11. Intellectual Property Rights and Copyright License

11.1 _______ DISTRIBUTOR is entitled to use XEIKON's technical documentation to prepare DISTRIBUTOR's own technical documentation covering the Contractual Products.

 11.2. _____ XEIKON shall, at its own expense, defend any suit instituted against DISTRIBUTOR or his customer(s), which is based on an allegation that any of the Contractual Products sold by DISTRIBUTOR constitutes an infringement of any industrial property right(s) and shall indemnify DISTRIBUTOR or its customer(s) against any award of damage and costs made against DISTRIBUTOR or his customer(s) by a final judgement of a court of last resort if it is determined therein that any of the Contractual Products constitutes an infringement of any such industrial property dghts, to the extent that the claim relates to parts of the Contractual Products that have been supplied by XEIKON, provided that

P. 12 of 17

          DISTRIBUTOR gives XEIKON prompt notice in writing of any notice or claims of infringement and permits XEIKON through XEIKON's counsel to defend the same and gives XEIKON all available information, assistance and authority to enable XEIKON to assume such defence.

 11.3. XEIKON shall have control of the defence of any such suit, including appeals from any judgement therein and any negotiations for the settlement or compromise thereof with full authority to enter into a binding settlement or compromise. In the event that any Contractual Product is held to constitute infringement and its use is enjoined, XEIKON shall at its option and expense (i) procure for DISTRIBUTOR the right to continue using such Contractual Product, (ii) provide the necessary parts and documentation to replace or modify such Contractual Product so that it no longer infringes, or (iii)grant DISTRIBUTOR a credit for such Contractual Product upon its return to XEIKON less reasonable depreciation for use, damage and obsolescence.

 11.4. ____ XEIKON, however, shall not have any liability whatsoever to DISTRIBUTOR if any such infringement of industrial property rights or claim thereof is caused by (i) the use of any Contractual Product in combination with an apparatus or device not manufactured or supplied by XEIKON and such combination causes the infringement, (ii) the use of any Contractual Product in a manner for which it was neither designed nor contemplated, or (iii) any modification of any Contractual Product by DISTRIBUTOR, or by XEIKON on DISTRIBUTOR's request, or by any third party, which causes the Contractual Product to become infringing.

11.5. ______ Except for article 10.2 and 10.3 hereof, Articles 11.2, 11.3 and 11.4 above state the entire liability of XEIKON for or resulting from infringement of industrial property rights or claim thereof with respect to Contractual Products sold under this Agreement.

          DISTRIBUTOR shall promptly inform XEIKON in writing of any infringement of XEIKON's industrial property rights by a third party that DISTRIBUTOR has become aware of. XEIKON shall have the sole right to decide whether or not proceedings shall be brought against such third parties and DISTRIBUTOR itself is not entitled to start such proceedings. In the event that XEIKON decides to take action against such third parties, DISTRIBUTOR agrees to co-operate fully with XEIKON, with the understanding that all expenses shall be bome by XEIKON and any and all damages which may be recovered shall be solely for the account and benefit of XEIKON.

12. Proprietary and Confidential Business Information

 12.1. ____ DISTRIBUTOR acknowledges that the Contractual Products sold hereunder comprise hardware or other physical embodiments of XEIKON's design, inventions, software programs and know how which, to the extent that they are not generally known or available to the trade or public by lawful means, are and shall remain the exclusive property of XEIKON, whether or not such designs, inventions, software programs and know how are covered by patents or copyrights and whether or not they are patentable or copyrightable. DISTRIBUTOR shall not sell, use or disclose any of XEIKON's said property without written consent of XEIKON.

 12.2. ____ DISTRIBUTOR acknowledges that by virtue of this Agreement, it may acquire from XEIKON certain confidential business and marketing information, which is and shall remain the sole and exclusive property of XEIKON. DISTRIBUTOR shall not divulge such information to any third party.

                                                                    P. 13 of 17

 12.3. With respect to XEIKON's proprietary designs, inventions, software programs, know-how and business and marketing information identified in articles 12.1. and 12.2. above, DISTRIBUTOR agrees as follows:

                  a) that it will maintain the same confidentiality using the same degree of care as it applies for its own proprietary information of comparable importance and make no use or disclosure thereof except those uses and limited disclosures which are consistent with the objects and spirit of this Agreement.

                  b) that it will control the reproduction and distribution of any and all documents, prints, drawings and writings containing said proprietary information, limit access thereto to those agents and employees of DISTRIBUTOR who have a need therefore and take all reasonable precautions to protect and safeguard the same from unauthorised use or disclosure.

                  c) that it will co-operate fully with XEIKON in any and all legal actions taken by XEIKON to protect its rights in such property, but DISTRIBUTOR shall not be required to share any of the costs of such legal actions.

 12.4. Both parties agree to keep the terms of this Agreement and of all Exhibits hereto confidential.

 12.5. The covenants of this Article 14 shall survive the termination of this Agreement by five years.

13.      Force Majeure

          Neither party to this Agreement shall be held responsible for the non-fulfilment of any obligabons under this Agreement provided such fulfilment is hindered or prevented by any circumstance of Force Majeure, such as, but not limited to, war, dot, strike, lock out, flood or other such natural catastrophe, or national or local government prescription, or any other circumstances beyond his control, and provided the party frustrated by a circumstance of Force Majeure notifies the beginning and end of any such circumstance to the other, and shall use all its efforts to minimise the hindrance or prevention of such fulfilment. Upon the ending of such circumstance the frustrated party shall without undue delay resume the fulfilment of its obligations.

          If, however, a circumstance of Force Majeure continues over uninterrupted period of more than two months, then the party against which Force Majeure has been invoked has the right - if no other understanding is reached before the end of the two month period - to forthwith terminate this Agreement by registeredJetter without further formality.

14.      Term and Termination

 14.1. ____ This Agreement is entered into for an initial period of 108 months starting on the Effective Date and thereafter will automatically renew for consecutive periods of three years, unless written notice is received by either party at the latest 12 months before the end of such term.

 14.2. Without prejudice to any right or remedy a party may have against the other party for breach or non-performance of this Agreement, this Agreement shall automatically

                                                                    P. 14 of 17

          terminate upon the occurrence of either one of the following events without any intervention of a court being required :

                 (1) If the other party commits a material breach of this Agreement, other than an occurrence as defined in the following paragraphs (ii) to (vii) of this article, provided however, that the other party has been advised in writing by registered mail of such material breach and has not rectified it within twenty-one days from receipt of such advise;

                 (ii) If the other party becomes insolvent, or in the case of a petition or proceeding, voluntary or involuntary, ___ for relief under ___ bankruptcy, ___ insolvency, ___ reorganisation, ___ dissolution, winding-up, receivership, liquidation or similar law is filed or commenced by or against the other party, or if a trustee, custodian, receiver or similar officer is appointed to take charge of all or part of the other parties business, or if the other party ceases to do business at any time for thirty consecutive days (other than for annual holidays), or if the other party is the subject of an attachment(or similar proceeding or event), for a substantial amount and effected by a creditor of such party, except if such attachment is subsequently held to be without grounds or withdrawn;

                 (iii) If the other party for any reason of whatsoever nature is substantially prevented from performing, or becomes unable to perform, its obligations hereunder;

                 (iv) If DISTRIBUTOR fails to achieve a target set pursuant to
                 Article 3.3, unless such failure was entirely due to a default of XEIKON or by reason of Force Majeure (as defined in Article
                 13);

                 (v) If DISTRIBUTOR assigns or attempts to assign this Agreement without the prior written consent of XEIKON;

                 (vi) If the control of the DISTRIBUTOR shall pass, directly or indirectly, from the present shareholders or owners or controllers to other persons whom XEIKON shall in its discretion regard as unsuitable; or if all or substantially all of DISTRIBUTORS assets shall be transferred to such other persons; DISTRIBUTOR shall notify XEIKON without delay of the occurrence of any of the aforementioned events.

                 (vii) If DISTRIBUTOR fails to effect timely payment of any amounts owed to XEIKON under this Agreement.

14.3. _____ Without prejudice to any right or remedy XEIKON may have against DISTRIBUTOR in case of violation of Article 3.4, 3.5 and 3.11, XEIKON is entitled to forthwith terminate this Agreement without any notice being due.

14.4. _____ In case of terminabon DISTRIBUTOR shall immediately cease to represent to any third party that it has any rights to market the Contractual Products or the Service Contracts other than Contractual Products already in DISTRIBUTOR's inventory.

          In case of termination of this Agreement for any reason DISTRIBUTOR sha4I return to XEIKON without delay all technical sales and promotional materials with respect to the Contractual Products and Service Contracts as well as a list of all customers and end users.

                                                                   P. 15 of 17

15.       Provisions surviving the Termination of the Agreement

 15.1. _____ After termination of this Agreement and according to the terms thereof, XEIKON shall, within reasonable limits, continue to supply to DISTRIBUTOR Contractual Products which DISTRIBUTOR needs in order to fulfil bona fide contractual delivery obligations entered into on the basis of quotations issued prior to the termination of this Agreement.

 15.2. _____ Before the termination of this Agreement both parties will discuss in good faith how the customers of DISTRIBUTOR, having received delivery of a Configured System, will be able to procure Consumables and Usage Parts after termination of this Agreement.

16.      Governing Law and Jurisdiction

 16.1. _____ Any differences or disputes on this Agreement or on any agreements regarding the implementation of this Agreement shall be settled by an amicable effort of both parties. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the parties so notifies the other party.

 16.2. _____ This Agreement shall be governed by the Laws of the State of New York. The courts of the State of New York will have sole jurisdiction over any litigation concerning this Agreement.

17.      Miscellaneous

 17.1. All changes and amendments to this Agreement must be in writing to be valid. This requirement of written form can only be waived in writing.

          Notices and communications between XEIKON and DISTRIBUTOR shall be given in writing (by registered mail) or by telefax (receipt of which must be confirmed in wrliting by the addressee) to the following address of the parties or to such other address as the party concerned may subsequently notify in writing to the other party:

                 (i) If to XEIKON to:

                     XEIKON N.V. to the attention of the legal department. Vredebaan 72 2640 Mortsel Belgium

                 (ii) If to Canopy, LLC to:

                     Mr. John H. Goddard Jr., President and Chief Executive Officer 355 Treck Drive Seattle,
                     Washington 98188 U.S.A.

17.3.     Assignment

          No right or interest in this Agreement shall be assigned by DISTRIBUTOR without the written consent first obtained from XEIKON.

                                                                    P. 16 of 17

17.4. _____ Should individual provisions of this Agreement be legally ineffective or be unfeasible for legal reasons then, unless the basic intentions of the parties under this Agreement are substantially jeopardised, the validity of the remaining provisions of this Agreement shall not be affected thereby. In such a case the parties shall come to an agreement approaching as closely as possible the arrangements originally stipulated in this Agreement.

17.5. _____ This Agreement replaces the Value Adding Distributor Agreement between Xeikon and PrimeSource Corporation which was effective on September 20, 1999.

17.6.     The following Exhibits attached to this Agreement form an integral part hereof.

           Exhibit I List of Contractual Products and Pdces

          Exhibit 11 Specifications

          Exhibit III Order, Forecast and Delivery Procedures

          Exhibit IV: Service Contract Type A and Type B

          Exhibit V: Retum of crates

          Exhibit VI : Retum of Defective Parts

          Exhibit V111 : Spare Part List

17.7. _____ This Agreement constitutes the enbre agreement among the parties hereto with respect to the transactions contemplated herein and it supersedes the prior VAD Agreement, all provisions of which are hereby declared null and void.

  Date: June 2000                          Date: June 30, 2000


  Paul Peyrebrune                         John H. Goddard
  President and Chief Executive Officer   President and Chief Executive Officer
         Xeikon America, Inc.                   CanopDy,LLC

                                                                   P. 17 of 17
Exhibit III : Order, Forecast and Delivery Procedures

1. ________ Midway through each quarter, DISTRIBUTOR shall submit a preliminary order projection, being the minimum order for the succeeding quarter, pursuant to Article 3.3 of this Agreement. This order shall be confirmed by DISTRIBUTOR prior to the beginning of the succeeding quarter. DISTRIBUTOR has the right at that time to increase the order compared to the order projection.

2. ________ DISTRIBUTOR shall in the months of March, June, September and December also provide XEIKON in writing with a non-binding forecast for Configured Systems for the 3 (three) quarters following the 3 (three) months included in this above mentioned forecast and with a non-binding forecast for Consurnables and Usage Parts for the first 2
          (two) quarters.

3. DISTRIBUTOR shall purchase Contractual Products pursuant to firm purchase orders using the attached form.

Note (8/23/01)  The only exhibit provided by Xeikon America, Inc was
Exhibit III.

                                    Exhibit C

                           PAYROLL SERVICES AGREEMENT




AGREEMENT made this 1st day of July, 2000, between Xeikon America, Inc., herein referred to as "Xeikon", and Canopy, LLC, herein referred to as "Canopy".

WHEREAS, certain employees of Xeikon are being transferred to Canopy (a joint venture between PrimeSource Corporation and Xeikon) and Canopy does not have a payroll service or employee benefit program established,

NOW, THEREFORE, the parties agree as follows:

1. Services. For the period July 1, 2000 through September 30, 2000 Xeikon will retain on its payroll the current Xeikon employees listed on Exhibit A (the "Employees") attached hereto and incorporated herein by this reference. This payroll service, including the provision of Xeikon employee benefits these Employees would normally continue to receive as employees of Xeikon, is referred to herein as "Services." The Services thus includes all employee benefits the Employees now receive other than the provision of automobiles and/or offices; provided, however, these benefits may be changed during this service period by Xeikon for the Employees if Xeikon changes its benefit program for other employees of Xeikon during this time.

For all substantive purposes, the Employees shall be employees of Canopy from July 1, 2000 forward, and Canopy shall be solely responsible for supervision and discipline of the Employee after June 30, 2000, including the unrestricted right to terminate the employment of any Employee at any time, with or without reason. Any liability for such termination (including payment of any severance pay required by Xeikon policies or agreement, or ordered by any court or governmental entity) shall be solely Canopy's responsibility. Any retention bonuses shall be paid by Agfa Corporation and Xeikon in accordance with the agreements between those companies.

2. Reimbursement for Cost. Canopy shall reimburse Xeikon for all costs associated with the provision of the Services within three days of receipt of invoices for same from Xeikon.

3. Expenses. All expenses incurred by the Employees on and after July 1, 2000 shall be for the account of Canopy, and Canopy will directly reimburse the Employee for such approved expenses in a timely manner.

4. Laws and Regulations. Xeikon reasonably believes that it is in compliance with all laws, ordinances, rules, and regulations for the provision of the Services.

5. Indemnity. Canopy agrees to defend, indemnify, and hold Xeikon harmless against all expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims, and demands of every kind or nature, whether or not groundless or fraudulent, including without limitation, the reasonable fees and disbursements of attorneys and other professionals, which may be imposed on, incurred by, or asserted against Xeikon arising out of or in any way connected with the provision of the Services by Xeikon, including all claims by Employees relating to events or activities occurring after June 30, 2000.

If a claim is asserted by an Employee against either party hereto, the party served with such claim, demand or documents shall provide a copy to the other party hereto within five days of receipt of such claim or documents.

6. Insurance. ____ Canopy agrees to carry Comprehensive Automobile Liability Insurance and Comprehensive General Liability Insurance in commercially reasonable amounts and such insurance policies shall name Xeikon as an additional insured and shall waive all rights of subrogation in favor of Xeikon.

Xeikon agree to maintain coverage for Worker's Compensation covering the Employees engaged in Services performed hereunder, if required by the state having jurisdiction over each such person. Xeikon agrees that such coverage will be primary and waives all rights of subrogation against Canopy for claims arising from injuries to Employees that would normally be covered by workers compensation laws.

7. Independent Contractor. Xeikon shall be an independent contractor with respect to the provision and performance of all Services hereunder.

8. Right to Audit. Each party shall maintain records pertaining to the Services to be performed hereunder which shall be subject to inspection by representatives of the other party during normal business hours after prior written notice.

9. Assignment. Neither party may assign this Agreement without the prior written consent of the other party.


10. Other Agreements. No contract, agreement, papers, document, and/or any form used by a party in connection with the Services rendered pursuant hereto shall in any way modify, alter, amend, or change any of the terms or conditions set out herein unless it is signed by persons of equal position and authority within their respective companies to those signing this Agreement. No changes to this Agreement are valid or binding unless first reduced to writing and signed by both Canopy and Xeikon. This Agreement constitutes the entire Agreement between the parties with respect to the Services.

12. Force Majeure. Xeikon shall be absolved from its obligations hereunder when and to the extent that performance is delayed or prevented by reason of acts of God, or of force majeure, fire, riot, explosion, war, computer failure, strikes, labor disputes, or governmental laws, orders, or regulations.

13. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be effective upon receipt. Both parties shall acknowledge in writing the receipt of any notice delivered in person.

14. Severability and Governing Law. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The laws of the state where the Services are performed will control as to all aspects of this Agreement and its interpretation.

15. Waiver. No waiver of the provisions of this Agreement shall be binding and effective unless the same shall be in writing and be signed by the party against whom the waiver is sought. A waiver of any breach of a provision of this Agreement shall be for that one time only and not for any subsequent breach.

16. Survival of Obligations. Unperformed obligations of the parties under this Agreement shall survive any termination or suspension of the Services or the expiration or termination of this Agreement and shall also survive final payment.

17. Enforcement. In any action to enforce any of the provisions of this Agreement, the party which substantially prevails in such action shall be entitled to, in addition to other relief granted, its reasonable costs and expenses, including, but not limited to, experts' fees, attorneys' fees, arbitration costs, and court costs, consistent with section 5 herein.

XEIKON AMERICA, INC.                                 CANOPY, LLC



By   ____________________________           By_______________________________
                  President                                  President

                                    Exhibit D

                        ADMINISTRATIVE SERVICES AGREEMENT


AGREEMENT made this 30th day of June, 2000, between PrimeSource Corporation, herein referred to as "PrimeSource", and Canopy, LLC, herein referred to as "Canopy".

WHEREAS, certain employees of PrimeSource are being transferred to Canopy and Canopy does not have a payroll service or employee benefit program established, and

WHEREAS, Canopy does not presently have an administrative staff to provide administrative services to it,

NOW, THEREFORE, the parties agree as follows:

1. Payroll Services. For the period July 1, 2000 through December 31, 2000 (or such other mutually agree upon date) PrimeSource will retain on its payroll the current PrimeSource employees listed on Exhibit A (the "Employees") attached hereto and incorporated herein by this reference. This payroll service, including the provision of PrimeSource employee benefits these Employees would normally continue to receive as employees of PrimeSource, is referred to herein as "Payroll Services." The Payroll Services thus includes all employee benefits the Employees now receive; provided, however, these benefits may be changed during the period of this Agreement by PrimeSource for the Employees if PrimeSource changes its benefit program for other employees of PrimeSource during this time.

For all substantive purposes, the Employees shall be employees of Canopy from July 1, 2000 forward, and Canopy shall be solely responsible for supervision and discipline of the Employee after June 30, 2000, including the unrestricted right to terminate the employment of any Employee at any time, with or without reason. Any liability for such termination (including payment of any severance pay required by PrimeSource policies or agreement, or ordered by any court or governmental entity) shall be solely Canopy's responsibility.

2. Administrative Services. During the period of this Agreement, PrimeSource will provide the following services to Canopy at its actual cost and without markup for profit, all of which is referred to herein as the "Administrative Services" and which collectively with the Payroll Services are referred to below as "Services":

         a) some accounting and tax functions, including but not limited to preparation of financial statements and local, state and federal tax returns; b) use of PrimeSource's business system for the accounting functions above and for order entry and email; c) management services including insurance, treasury, legal, tax, and human resources; and d) provision of offices and automobile reimbursement programs as required for Employees.

Canopy may take over any of the Administrative Services or Payroll Services from PrimeSource at any time.

3. Reimbursement for Cost. Canopy shall reimburse PrimeSource for all costs associated with the provision of the Services within ten days of receipt of invoices for same from PrimeSource. The methodology for PrimeSource's allocation of overhead in connection with the Services shall be subject to the review and approval of Canopy's Managing Board at its first Board Meeting.

4. Expenses. All expenses incurred by the Employees on and after July 1, 2000 shall be for the account of Canopy, and Canopy will directly reimburse the Employee for such approved expenses in a timely manner.

5. Laws and Regulations. PrimeSource reasonably believes that it is in compliance with all laws, ordinances, rules, and regulations for the provision of the Services.

6. Indemnity. Canopy agrees to defend, indemnify, and hold PrimeSource harmless against all expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims, and demands of every kind or nature, whether or not groundless or fraudulent, including without limitation, the reasonable fees and disbursements of attorneys and other professionals, which may be imposed on, incurred by, or asserted against PrimeSource arising out of or in any way connected with the provision of the Services by PrimeSource, including all claims by Employees relating to events or activities after June 30, 2000.

If a claim is asserted by an Employee against either party hereto, the party served with such claim, demand or documents shall provide a copy to the other party hereto within five days of receipt of such claim or documents.

7. Insurance. ____ Canopy agrees to carry Comprehensive Automobile Liability Insurance and Comprehensive General Liability Insurance in commercially reasonable amounts and such insurance policies shall name PrimeSource as an additional insured and shall waive all rights of subrogation in favor of PrimeSource.

PrimeSource agrees to maintain coverage for Worker's Compensation covering the Employees engaged in Services performed hereunder, if required by the state having jurisdiction over each such person. PrimeSource agrees that such coverage will be primary and waives all rights of subrogation against Canopy for claims arising from injuries to Employees that would normally be covered by workers' compensation laws.

8. Independent Contractor. PrimeSource shall be an independent contractor with respect to the provision and performance of all Services hereunder.

9. Right to Audit. Each party shall maintain records pertaining to the Services to be performed hereunder which shall be subject to inspection by representatives of the other party during normal business hours after prior written notice.

10. Assignment. Neither party may assign this Agreement without the prior written consent of the other party.

11. Other Agreements. No contract, agreement, papers, document, and/or any form used by a party in connection with the Services rendered pursuant hereto shall in any way modify, alter, amend, or change any of the terms or conditions set out herein unless it is signed by persons of equal position and authority within their respective companies to those signing this Agreement. No changes to this Agreement are valid or binding unless first reduced to writing and signed by both Canopy and PrimeSource. This Agreement constitutes the entire Agreement between the parties with respect to the Services.

12. Force Majeure. PrimeSource shall be absolved from its obligations hereunder when and to the extent that performance is delayed or prevented by reason of acts of God, or of force majeure, fire, riot, explosion, war, computer failure, strikes, labor disputes, or governmental laws, orders, or regulations.

13. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be effective upon receipt. Both parties shall acknowledge in writing the receipt of any notice delivered in person.

14. Severability and Governing Law. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The laws of the state where the Services are performed will control as to all aspects of this Agreement and its interpretation.

15. Waiver. No waiver of the provisions of this Agreement shall be binding and effective unless the same shall be in writing and be signed by the party against whom the waiver is sought. A waiver of any breach of a provision of this Agreement shall be for that one time only and not for any subsequent breach.

16. Survival of Obligations. Unperformed obligations of the parties under this Agreement shall survive any termination or suspension of the Services or the expiration or termination of this Agreement and shall also survive final payment.

17. Enforcement. In any action to enforce any of the provisions of this Agreement, the party which substantially prevails in such action shall be entitled to, in addition to other relief granted, its reasonable costs and expenses, including, but not limited to, experts' fees, attorneys' fees, arbitration costs, and court costs, consistent with section 6 herein.



PRIMESOURCE CORPORATION             CANOPY, LLC


By   ____________________________           By_______________________________
        Vice President & General Counsel           President/CEO

                                    Exhibit E

                          EMPLOYEE TRANSITION AGREEMENT


This Agreement is made as of the 1st day of July, 2000

                                            Between

         AGFA Corporation, a company incorporated under the laws of the State of Delaware with its principal place of business at 200 Ballardvale Street, Wilmington, Massachusetts, 01887, (hereinafter "AGFA")

                                            and

         Canopy, LLC, a Delaware limited liability company, with its principal place of business at 355 Treck Drive, Seattle, Washington 98188 (hereinafter "Canopy").

         WHEREAS, Xeikon America, Inc. ("Xeikon") and AGFA have entered into an agreement for the acquisition by Xeikon of AGFA's Chromapress business activities, pursuant to which Xeikon will offer employment to certain employees of AGFA identified in Schedule A ("Transferred Employees");

         WHEREAS, Xeikon has contributed the AGFA Chromapress business so acquired to Canopy.

         WHEREAS, Canopy and AGFA have agreed that AGFA will retain for a limited period the Transferred Employees and make their services available to Canopy to assist in carrying out Canopy's business following the closing date of the aforementioned transaction and before they become a formal employee of Canopy.

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, Canopy and AGFA agree as follows:

1.       Personnel Provided

                  For the term of this Agreement but only so long as they remain active employees of AGFA, AGFA agrees to make available to Canopy on a full-time basis the Transferred Employees. For all substantive purposes, the Transferred Employees will be employees of Canopy, and Canopy shall be solely responsible for supervision and discipline of Transferred Employees after June 30, 2000, including the unrestricted right to terminate the employment of any Transferred Employee at any time for any cause, or no cause at all. Any liability for such termination (including payment of any severance required by AGFA policies, practices or agreement) shall be solely Canopy's responsibility. AGFA agrees that its workers' compensation coverage is primary and waives all rights of subrogation against Canopy for claims arising from injuries to Transferred Employees that are covered by Workers' Compensation.

                               2. Employee Status

                  Each Transferred Employee shall remain an at-will employee of AGFA during the term of this Agreement, and AGFA shall be responsible for providing its then current salary and benefits for them. AGFA shall maintain all workers' compensation, unemployment and disability insurance and shall make all withholdings from earnings required by local, state and national laws and regulations. The Employees shall become employed by Canopy upon termination or expiration of this Agreement, whichever shall first occur.

         3.       At-Will Employee

                  This Agreement is not a guarantee of continuing employment for any of the Transferred Employees for a specific term. Each Transferred Employee's employment with AGFA is and will continue to be at-will meaning either AGFA or the Transferred Employee may terminate the Transferred Employee's employment at any time for any reason.

4.       Cost

         Unless otherwise agreed in writing between Canopy and AGFA, in consideration of AGFA providing Canopy with personnel and other services under this Agreement, Canopy shall remit to AGFA at the end of each month the cost with respect to the previous month for each Transferred Employee an amount equal to the full salary and/or wages for such Transferred Employee, plus an administrative fee of twenty-eight percent (28%) of Transferred Employees' salary and/or wages to cover benefits and other costs. For Transferred Employees who become eligible for severance pay and benefits under AGFA's Severance Pay Plan, Canopy shall pay to AGFA in a lump sum an amount equal to the full severance salary and/or wages for such Transferred Employee, plus an administrative fee of twenty-eight percent (28%) of the Transferred Employee's salary and/or wages to cover benefits and other severance costs.

5.       Separation Pay

         Canopy does not currently anticipate terminating without cause the employment of any Transferred Employee or implementing and reductions-in-force ("RIF"). Upon expiration or termination of this Agreement and until December 31, 2001, Canopy agrees that if it terminates without cause any Transferred Employee, or implements a RIF affecting a Transferred Employee(s),then Canopy shall pay to each such Transferred Employee (s) separation pay in an amount not less than two(2) weeks of the Transferred Employee's then current salary and/or wages for every year of service with Canopy and AGFA. For avoidance of doubt and by way of an example only, if a Transferred Employee has four
         (4) years of service with AGFA and less than one (1) year with Canopy, Canopy shall provide separation pay equal of no less than ten (10) weeks. Canopy's separation pay obligation will not apply to termination of a Transferred Employee's employment for cause.

6.       Expenses

                  All expenses incurred by the Transferred Employees on and after July 1, 2000 shall be for the account of Canopy, and Canopy will directly reimburse the Transferred Employee for such approved expenses in a timely manner.

7.       Additional Compliance Obligations of Canopy

                  Except as specifically listed in this Agreement or otherwise agreed in writing, Canopy warrants and agrees to comply with all applicable federal, state and local laws, regulations and employer responsibilities relating to the Transferred Employees. Such laws, regulations and responsibilities, include but are not limited to those
         (i) relating to employment discrimination, including sexual or other harassment; (ii) relating to leaves of absence; (iii) relating to the quality, adequacy and safety of all goods produced or services performed by the Transferred Employees; (iv) relating to the provision of all facilities, equipment and job training needed to perform services, including those necessary to comply with federal and state safety and health standards; and (v) relating to the verification that Transferred Employees have any necessary professional licenses or permits as may be required by law. Canopy shall be solely responsible for any acts or failures to act related to the Transferred Employees by it or its agents unless otherwise specifically authorized by AGFA in writing.

         8.       Indemnification

                  AGFA or each of its subsidiaries and their respective directors, officers, agents and employees, in their individual and official capacities, (each an "AGFA Indemnified Person") shall not, in any manner, be responsible for any liability, claim, obligation, damage or loss which in any way arises out of, concerns or relates to Canopy's or their agents' treatment, acts or failures to act with respect to the Transferred Employees. Canopy agrees to indemnify, release and hold each AGFA Indemnified Person harmless from and against any claims, damages, losses, obligations and liabilities (whether joint or exclusive), costs and expenses (including without limitation, reasonable attorneys fees), judgments and settlements (individually, "Liability" and collectively "Liabilities") arising out of, concerning or relating to any Transferred Employee during the term of this Agreement, including without limitation, (i) Canopy's treatment, acts, or failures to act with respect to any Transferred Employee; (ii) any claims brought against any AGFA Indemnified Person by or on behalf of any Transferred Employee; (iii) any services rendered or to be rendered pursuant to this Agreement; or (iv) damages to the business of AGFA, injury to or death of any person, damages to property or any economic loss that may be incurred or awarded arising out of or in any way connected with the Transferred Employees; provided that the obligation to indemnify AGFA Indemnified Parties extends only to those liabilities that arise out of activities or omissions occurring after June 30, 2000 except for activities or omissions in connection with Canopy's offers of employment to Transferred Employees.

9.       Assignment

                  This Agreement may not be assigned by any Party without the prior written consent of the other Parties.

10.      Termination

                  This Agreement shall terminate and/or expire upon the earlier to occur of (i) 30 days following written notice from Canopy or (ii) September 30, 2000; provided that John Wunderlin will remain an AGFA employee under the terms and conditions of this Agreement until June 30, 2001.

11.      Entirety

                  This Agreement constitutes the entire agreement by and between the parties with respect to the services of the Employees. This Agreement is not intended to and shall not operate or be construed to supersede the Asset Purchase Agreement.

         12.      Amendment

                  This Agreement may not be waived, changed, amended, modified, altered or rescinded, except upon the express written consent of both AGFA and Canopy. Any waiver of any provision of this Agreement shall not constitute a waiver of any other provision of this Agreement.

13.      Independent Contractor

                  AGFA is an independent contractor with respect to the provision and performance of its services hereunder.

14.      Force Majeure

                  AGFA shall be absolved from its obligations hereunder when and to the extent that performance is delayed or prevented by reason of acts of God, or of force majeure, fire, riot, explosion, war, computer failure, strikes, labor disputes, or government laws, orders or regulations.

15.      Notices

                  Any notice required or permitted to be given under this Agreement shall be in writing and shall be effective upon receipt. Both parties shall acknowledge in writing the receipt of any notice delivered in person.

16.      Enforcement

                  In any action to enforce any of the provisions of this Agreement, the prevailing party in such action shall be entitled to, in addition to other relief granted, its reasonable costs and expenses, including, but not limited to, experts' fees, attorneys' fees, arbitration costs, and court costs, consistent with Section 8 herein.

         17.      Choice of Law

                  This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date indicated above.


CANOPY, LLC                         AGFA CORPORATION


By:                                 By:
   ---------------------              ----------------------

Title:                           Title:
      ------------------              -----------------------

Date:                             Date:
     -------------------              -----------------------

                                   SCHEDULE A

                              TRANSFERRED Employees


1.       Scott Blandford
2.       Robert Bryan
3.       Lupe Cano
4.       Emre Dluhos
5.       Charles Faggiano
6.       Douglas Forman
7.       Jennifer Governali
8.       John Gulino
9.       Ronald Harden
10.      James Howe
11.      Richard Kettler
12.      Jorge Macias
13.      Stephen Mingear
14.      Anthony Sanzone
15.      David Sartain
16.      David Tomaszewski
17.      Rino Tonelli
18.      John Wunderlin
19.      Alan Yacavone

                                   Schedule I

                   MEMBERS, INITIAL CAPITAL CONTRIBUTIONS AND
                          INITIAL MEMBERSHIP INTERESTS


                          Initial Capital                 Initial Percentage
            Member          Contributions        Units             Interests
-----------------------------------------------------------------------------
Xeikon America, Inc.   $      3,900,000(1)       3,900                  26%
PrimeSource Corp.      $     11,100,000(2)      11,100                  74%

------------------------------------------------------------------------------
(1) Xeikon's Initial Capital Contribution shall be in the form of cash or Contributed Property, consisting of the Agfa DPS business with a net present value of $3.4 million and $500,000 cash.



(2) PS's Initial Capital Contribution shall be in the form of cash or Contributed Property, consisting of the following:

a) New Xeikon branded inventory with the agreed value of  $10,895,857.

b) Fixed assets with the agreed value of $203,143 as set out on Schedule I-c.

c) Cash in the amount of $1,000, which has been delivered to Canopy on July 1, 2000.

The above balances for fixed assets may change slightly to reflect activity by PrimeSource through the date of contribution, with the result that the amount for the inventory would also correspondingly change so the total of all three items is $11,100,000.




--------
                                1 Xeikon's Initial Capital Contribution shall be in the form of cash or Contributed Property, consisting of the Agfa DPS business with a net present value of $3.4 million and $500,000 cash.
                                ------------------------------------------------


                                2 PS's Initial Capital Contribution shall be in the form of cash or Contributed Property, consisting of the following:
                                ------------------------------------------------

                                a) New Xeikon branded inventory with the agreed
                                   value of  $10,895,857.

                                b) Fixed assets with the agreed value of
                                   $203,143 as set out on Schedule I-c.

                                c) Cash in the amount of $1,000, which has been
                                   delivered to Canopy on July 1, 2000 .

                                The above balances for fixed assets may change slightly to reflect activity by PrimeSource through the date of contribution, with the result that the amount for the inventory would also correspondingly change so the total of all three items is $11,100,000.